Filed with the Securities and Exchange Commission on April 10, 2017

Securities Act of 1933 File No. 333-141120

Investment Company Act of 1940 File No. 811-22027

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 155	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 157	☒

(Check Appropriate Box or Boxes)

FUNDVANTAGE TRUST

(Exact Name of Registrant as Specified in Charter)

301 Bellevue Parkway, Wilmington, DE 19809

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (856) 528-3500

Joel L. Weiss

JW Fund Management LLC

100 Springdale Road, Suite A3-416

Cherry Hill, NJ 08003

(Name and Address of Agent for Service)

Copies to:

Joseph V. Del Raso, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TOBAM EMERGING MARKETS FUND

Class A	Class C	Class I
TBMAX	TBMCX	TBMIX

of

FundVantage Trust

PROSPECTUS

April 10, 2017

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

TOBAM EMERGING MARKETS FUND

Investment Objective

The TOBAM Emerging Markets Fund (the "Fund") seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class C and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled "Purchase of Shares" on page 20 of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	1.00	%(1)	None

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase):	1.00%		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Fee Waiver and/or Expense Reimbursement(3)	(0.63)%	(0.63)%	(0.63)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.10%	1.85%	0.85%

1 A 1.00% contingent deferred sales charge ("CDSC") may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission. A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase.

2 Other Expenses are based on estimated amounts for the current fiscal year.

1

3 TOBAM ("TOBAM" or the "Adviser") has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) (i) 1.10% with respect to Class A shares, (ii) 1.85% with respect to Class C shares and (iii) 0.85% with respect to Class I shares, of average daily net assets ("Expense Limitation"). The Expense Limitation will remain in place until April 30, 2018, and from May 1, 2018 through January 31, 2019, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, (exclusive of taxes, “Acquired Fund” fees and expenses (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions), do not exceed (on an annual basis) (i) 1.35% with respect to Class A shares, (ii) 2.10% with respect to Class C shares and (iii) 1.10% with respect to Class I shares, as a percentage of the Fund’s average daily net assets, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the Expense Limitation amount that was in effect at the time of the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Class A shares, Class C shares and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$681	$1,031
Class C	$289	$713
Class I	$87	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund's portfolio turnover is only shown once the Fund has completed its first fiscal year of operations.

Summary of Principal Investment Strategies

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (“MSCI® EM Index”).  The MSCI® EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America and the Middle East.  The Fund may invest in equity securities of companies with any market capitalization as well as preferred stock, exchange-traded funds (ETFs) and the securities of real estate investment trusts (REITs).

2

The Adviser seeks to achieve its investment objective by investing in a diversified portfolio of various risk metrics by applying a systematic, quantitative investment approach. This investment approach designed to identify securities of emerging market issuers included in the MSCI® EM Index that have the lowest possible correlation to each other for inclusion in the Fund's portfolio.  The Adviser uses its patented Anti-Benchmark® Maximum Diversification® model to construct a portfolio consisting of securities of emerging market issuers that it believes offers the most diversification potential and avoids the concentration risk that exists in traditional market capitalization-weighted indices.  The Fund's portfolio managers focus on stock selection as opposed to making proactive decisions as to country, industry or sector exposure.  As a result of the Adviser's stock selection and portfolio construction methodologies, the Fund may hold both growth-oriented and value-oriented securities.

Under normal market conditions, the Fund typically holds 100-300 securities. Securities are bought or sold in relation to their relative diversification benefits within the Fund's portfolio.  A security will be removed from the portfolio when the portfolio managers believe it no longer provides a benefit in terms of diversification relative to the other securities in the Fund's portfolio.  Conversely, a new security will be added to the Fund's portfolio when the portfolio managers believe it presents a meaningful diversification benefit.

The Fund may use derivative instruments including contracts for difference, forward contracts (including forward foreign currency exchange contracts) and swap agreements (including total return swaps) as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk as part of a hedging strategy if any or for other purposes related to the management of the Fund. During periods of significant redemptions or subscriptions of Fund shares, the Fund may use options, futures and options on futures to obtain investment exposure to the Fund’s strategy. Subject to the limitations and requirements of the Investment Company Act of 1940, as amended, and the rules thereunder, there is no limit to the amount of the Fund's assets that may be invested in derivative instruments.  To the extent such instruments have similar economic characteristics to equity securities as described in the Fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

• Risks of Common Stock Investing: Common stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Country, Industry and Market Sector Risk: The Fund may significantly overweight or underweight, relative to the MSCI® EM Index (the Fund's benchmark index), certain countries, companies, industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Foreign Investment Risk: To the extent the Fund invests in foreign securities, the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

• Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

3

• Foreign Currency Risk:  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Growth and Value Stock Risk: By investing in a mix of growth and value companies, the Fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

• Market Capitalization Risk (Small-, Mid- and Large-Cap Stock Risk): To the extent the Fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the Fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund's ability to sell these securities.

• Management and Investment Model Risk: A strategy implemented by the Adviser may fail to produce the intended results. the Adviser may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The Adviser may occasionally make changes to the selection or weight of individual securities, currencies or markets in the Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Adviser. Commonality of holdings across quantitative money managers may amplify losses. No assurance can be given that the Fund will be successful under all or any market conditions.

• Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund's portfolio, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses, cybercrime and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

4

• Derivatives Risk: A small investment in derivatives could have a potentially large impact on the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value.  Certain types of derivatives, including contracts for difference, swap agreements, forward foreign currency exchange contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Risks Specific to Certain Derivatives Used by the Fund:

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

To the extent derivatives are utilized to implement the Fund’s investment strategies, these transactions involve the risks described below with respect to investments in emerging market securities.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are “over-the-counter” or “OTC” contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange fora future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Contracts for Difference – Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator, and are not subject to U.S. regulation.

5

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the "exercise price") during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

• Liquidity Risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Cybersecurity Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Adviser or the Fund’s other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

• No History of Operations: The Fund is a newly formed mutual fund and has no history of operations.

• Preferred Stock Risk:  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• ETF Risk:  The risks of investing in ETFs typically reflect the risks associated with the types of instruments in which the ETFs invest.  When the Fund invests in an ETF, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the Fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

• REIT Risk:  Investments in REITs expose the Fund to risks similar to investing directly in real estate.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs generally hold both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

6

Performance Information

The Fund's performance information is only shown in the Fund summary when the Fund has had a full calendar year of operations. Updated performance information is available by calling the Fund toll-free at (844) 282-6161.

Management of the Fund

Investment Adviser

TOBAM

Portfolio Managers

Investment decisions for the Fund are made by a team of investment professionals at TOBAM.  The team members jointly and primarily responsible for managing the Fund are Ayaaz Allymun, Guillaume Toison, Nicolas Mejri, Nicolas Bégorre and Amine Kamoun, each of whom has been a member of the team managing the Fund since its inception in 2016.  Mr. Allymun is head of trading at TOBAM and has been employed by TOBAM since 2008.  Mr. Toison has been a portfolio manager at TOBAM, since 2006.  Mr. Mejri has been acting as portfolio manager at TOBAM since 2007.  Mr. Bégorre has been acting as portfolio management and software developer at TOBAM since 2010.  Mr. Kamoun has been acting as portfolio manager at TOBAM since 2015.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Minimum	Class A	Class C	Class I
Initial Investment	$5,000	$5,000	$500,000
Additional Investments	$100	$100	$100

The Fund reserves the right to waive the minimum initial and subsequent investment requirement for any investor. You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "Exchange") is open and through the means described below.

Purchase or Redemption by Mail:

Regular Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

Call (844) 282-6161.

Purchase by Wire:

Please contact Fund shareholder services ("Shareholder Services") toll free at (844) 282-6161 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free (844) 282-6161.

7

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

MORE INFORMATION ABOUT THE FUND'S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. This investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES

The Fund's principal investment strategies are discussed in the "Fund Summary" section. These are the strategies that the Adviser will use on a day-to-day basis to achieve the Fund's investment objective. This section provides more information about these strategies and other strategies the Fund may use under normal market conditions. Additional information about these investment strategies and practices and related risks, and other strategies the Fund may use, is also provided in the Fund's Statement of Additional Information ("SAI").

The Fund seeks long-term capital appreciation.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the Board of Trustees, upon 60 days' prior notice to shareholders.  The Fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (“MSCI® EM Index”).  The MSCI® EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East.  The Fund invests principally in common stocks, but its equity investments also may include preferred stocks, including those purchased in initial public offerings (“IPOs”) or shortly thereafter.

The Fund may gain exposure to certain issuers and markets by investing in participatory notes issued by banks, broker/dealers and other financial institutions or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of such issuers and markets.  The Fund also may invest in depositary receipts, such as American Depositary Receipts and Global Depositary Receipts, which represent indirect ownership interest in publicly-traded securities of non-U.S. issuers, and publicly-traded real estate investment trust securities (“REITs”).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  The Fund may invest in equity securities of companies with any market capitalization.

The Adviser seeks to achieve its investment objective by investing in a diversified portfolio of various risk metrics by applying a systematic, quantitative investment approach. This investment approach designed to identify securities of emerging market issuers included in the MSCI® EM Index that have the lowest possible correlation to each other for inclusion in the Fund's portfolio.  The Adviser uses its patented Anti-Benchmark® Maximum Diversification® model to construct a portfolio consisting of securities of emerging market issuers that it believes offers the most diversification potential and avoids the concentration risk that exists in traditional market capitalization-weighted indices.  The Fund's portfolio managers focus on stock selection as opposed to making proactive decisions as to country, industry or sector exposure. As a result of the Adviser's stock selection and portfolio construction methodologies, the Fund may hold both growth-oriented and value-oriented securities.

The Adviser considers whether a security is diversifying in relation to the rest of the Fund's portfolio, and its inclusion in the Fund's portfolio is based primarily on the determination of whether the security has low correlation with the other securities in the investment universe which are included in the portfolio.  The Adviser seeks to construct a well-diversified portfolio of emerging market securities that will have the lowest possible correlation to each other and generally a lower volatility than the MSCI® EM Index.  Securities are bought or sold in relation to their relative diversification benefits within the Fund's portfolio.  A security will be removed from the portfolio when the portfolio managers believe it no longer provides a benefit in terms of diversification relative to the other securities in the Fund's portfolio.  Conversely, a new security will be added to the Fund's portfolio when the portfolio managers believe it presents a meaningful diversification benefit.

9

The Fund's portfolio managers assess and seek to manage the overall risk profile of the Fund's portfolio, so that no single security represents a disproportionate amount of the portfolio's total risk, and closely manage trading costs, liquidity and portfolio turnover.  The Adviser will rebalance the Fund's portfolio at least quarterly, which will result in changes in Fund holdings.  The Adviser may enhance the Anti-Benchmark® Maximum Diversification® model from time to time, depending on its ongoing research efforts.

The Fund may use derivative instruments including contracts for difference, forward contracts (including forward foreign currency exchange contracts) and swap agreements (including total return swaps) as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk as part of a hedging strategy if any or for other purposes related to the management of the Fund. During periods of significant redemptions or subscriptions of Fund shares, the Fund may use options, futures and options on futures to obtain investment exposure to the Fund’s strategy.  Subject to the limitations and requirements of the Investment Company Act of 1940, as amended, and the rules thereunder, here is no limit to the amount of the Fund's assets that may be invested in derivative instruments.  To the extent such instruments have similar economic characteristics to equity securities as described in the Fund's policy with respect to the investment of at least 80% of its net assets, these investments will be considered investments included within such policy.  A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities.  The Fund also may make forward commitments in which the Fund agrees to buy or sell a security in the future at an agreed upon price.  The Fund may invest in exchange-traded funds (ETFs) and may lend its portfolio securities to seek to generate additional return.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund's SAI:

• Risks of Common Stock Investing: Common stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Country, Industry and Market Sector Risk: The Fund may significantly overweight or underweight, relative to the MSCI® EM Index (the Fund's benchmark index), certain countries, companies, industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

10

• Foreign Investment Risk: To the extent the Fund invests in foreign securities, the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

• Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign Currency Risk:  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Growth and Value Stock Risk: By investing in a mix of growth and value companies, the Fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

• Market Capitalization Risk (Small-, Mid- and Large-Cap Stock Risk): To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the Fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund's ability to sell these securities.  Some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

• Management and Investment Model Risk: A strategy implemented by the Adviser may fail to produce the intended results. the Adviser may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The Adviser may occasionally make changes to the selection or weight of individual securities, currencies or markets in the Fund, as a result of changes to a quantitative model, the method of applying that model, or the judgment of the Adviser. Commonality of holdings across quantitative money managers may amplify losses. No assurance can be given that the Fund will be successful under all or any market conditions.

11

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risk: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund's portfolio, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses, cybercrime and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

• Derivatives Risk: A small investment in derivatives could have a potentially large impact on the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund's other investments.  Derivative instruments, such as contracts for difference, swap agreements, forward contracts and over-the-counter options,  also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including contracts for difference, swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The Fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the Fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the Fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission (“SEC”) may impact the Fund's operations as described in this prospectus.

12

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. In particular, the Dodd-Frank Wall Street Reform Act (the "Reform Act") may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Reform Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act's definition of "swap" and "security-based swap," which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, the Fund may be subject to additional recordkeeping and reporting requirements.

Risks Specific to Certain Derivatives Used by the Fund:

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

To the extent derivatives are utilized to implement the Fund’s investment strategies, these transactions involve the risks described below with respect to investments in emerging market securities.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are “over-the-counter” or “OTC” contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Contracts for Difference – Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator, and are not subject to U.S. regulation.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

13

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the "exercise price") during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

• Liquidity Risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Cybersecurity Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and Fund may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Adviser or the Fund’s other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

• No History of Operations: The Fund is a newly formed mutual fund and has no history of operations.

In addition to the principal risks described above, the Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Fund:

• Depositary Receipts Risk: Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt.  The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities.  As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• Preferred Stock Risk:  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Leverage Risk:  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swaps, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the Fund's gains or losses.

14

• ETF Risk:  The risks of investing in ETFs typically reflect the risks associated with the types of instruments in which the ETFs invest.  When the Fund invests in an ETF, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the Fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

• REIT Risk:  Investments in REITs expose the Fund to risks similar to investing directly in real estate.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs generally hold both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• Forward Commitments Risk:  The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price.  When purchasing a security on a forward commitment basis, the Fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

• IPO Risk:  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

• Portfolio Turnover Risk:  The Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Fund's after-tax performance.

• Other Potential Risks:  The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of their portfolio securities is available in the Fund's SAI, which is available, free of charge, by calling (844) 282-6161. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

A complete schedule of the Fund's portfolio holdings, current as of month-end, will be available upon demand no earlier than 10 days following such request, after the end of each calendar month.

15

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

TOBAM (the "Adviser" or "TOBAM") serves as investment adviser to the Fund. The Adviser's registered office is 49-53, avenue des Champs-Elysées, 75008 Paris, France. TOBAM was founded in 2006 and has been registered as an investment adviser with the SEC since 2011 and providing investment advisory services to separately managed accounts in the U.S. since then.  TOBAM is authorized in France as a French Société par Actions Simplifiée and is regulated by the French Autorité des Marchés Financiers.  TOBAM offers a range of active quantitative equity strategies designed to provide diversification and better access to the market risk premium over time. As of December 31, 2016, TOBAM managed approximately $8 billion in assets. The Adviser, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. TOBAM is entitled to receive an annual investment advisory fee of 0.80% of the Fund’s average daily net assets. The aggregate fee paid to the Adviser with respect to the Fund will be provided once the Fund has operated for a full fiscal year.

A discussion of the basis for the Board of Trustees' approval of the investment management contract between the Adviser and the Trust, on behalf of the Fund, will be provided in the Fund's first annual or semi-annual report to shareholders following the commencement of operations.

The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to: (i) the allocation of the Adviser's time and resources between the Fund and other investment activities and clients; (ii) the allocation of investment opportunities by the Adviser and its affiliates among the Fund and other clients; (iii) compensation to the Adviser; (iv) the formation of additional investment funds by the Adviser; (v) differing recommendations given by the Adviser to the Fund versus other clients; (vi) restrictions on the Adviser's use of "inside information" with respect to potential investments by the Fund and (vii) provision of indices on the Anti-Benchmark® Maximum Diversification® model to clients.

In addition, the Fund is subject to investment limitations imposed by the 1940 Act. Private funds and accounts managed by the Adviser may not be subject to these restrictions. For these and other reasons, the Fund's performance may differ significantly from the results achieved by other accounts. The Fund's SAI provides additional information about conflicts of interest.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. All members of the investment team play an integral part in overseeing the quantitative computer model that selects the Fund's investments. The members of the Fund's management team are listed below.

The team members jointly and primarily responsible for managing the Fund are Ayaaz Allymun, Guillaume Toison, Nicolas Mejri, Nicolas Bégorre and Amine Kamoun, each of whom has been a member of the team managing the Fund since its inception in 2017.  Mr. Allymun is head of trading at TOBAM and has been employed by TOBAM since 2008.  Mr. Toison has been acting as portfolio manager at TOBAM since 2006.  Mr. Mejri has been acting as portfolio manager at TOBAM since 2007.  Mr. Bégorre has been acting as portfolio management and software developer at TOBAM since 2010. Mr. Kamoun has been acting as portfolio manager at TOBAM since 2015.

The Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of Fund shares.

16

ADVISER’S PRIOR PERFORMANCE

Prior Performance of a Similarly Advised Account Managed by the Adviser

The Adviser has experience in managing the TOBAM Anti-Benchmark Emerging Markets Equity Fund, a pooled investment vehicle organized in Luxembourg as a series of Most Diversified Portfolio SICAV and operating under the European Union’s Undertaking for Collective Investments in Transferable Securities directive (the “UCITS Fund”) with substantially similar investment objectives, policies and strategies as the Fund. The following performance information is provided to illustrate the past performance of the Adviser in managing the UCITS Fund, and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. The Fund’s results in the future may also be different because the UCITS Fund is not subject to the same investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the UCITS Fund. In addition, the securities held by the Fund will not be identical to the securities held by the UCITS Fund.

The chart below illustrates the long-term performance of the UCITS Fund from its inception on June 29, 2011 through December 31, 2016. The information shows you how the UCITS Fund’s performance has varied year by year and provides some indication of the risks of investing in the UCITS Fund, and therefore the Fund. The performance presented is net of all fees (including any applicable sales loads) charged to investors in the UCITS Fund. The performance for the Fund would differ from the information below to the extent that the Fund and the UCITS Fund do not have the same expenses, are not subject to the same investment limitations, diversification requirements and regulatory requirements. Certain classes of the Fund may have higher fees and expenses than those of the UCITS Fund and if the fees and expenses with respect to such classes were applied to the performance of the UCITS Fund the performance indicated would be lower than the performance presented.

PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT NECESSARILY INDICATE HOW THE UCITS FUND OR THE FUND WILL PERFORM IN THE FUTURE.

Historical Performance of the UCITS Fund*

	Total Return (Net of Fees)	Total Return (Gross of Fees)	MSCI Daily TR (Net) Emerging Markets Index**
Calendar Year Ended
2011***	-14.70%	-14.05%	-18.16%
2012	18.06%	19.85%	18.22%
2013	-0.04%	1.47%	-2.60%
2014	-1.92%	-0.38%	-2.19%
2015	-11.35%	-9.78%	-14.92%
Calendar Year to Date Ending December 31, 2016	-3.15%	-1.45%	11.19%
Since Inception (June 29, 2011) through December 31, 2016	15.22%	-7.40%	-12.80%

Annualized Total Return of the UCITS Fund as of December 31, 2016

Period Ended December 31, 2016	Total Return (Net of Fees)	Total Return (Gross of Fees)	MSCI Daily TR (Net) Emerging Markets Index*
1 Year	-3.15%	-1.44%	11.19%
3 Years	-5.57%	-3.96%	-2.55%
Since Inception (June 29, 2011)	-2.95%	-1.39%	-2.46%

17

*	The UCITS Fund is a series of Most Diversified Portfolio SICAV.
**	MSCI Index: MSCI Daily TR Emerging Markets Index.
***	Since inception June 29, 2011 through December 31, 2011.

The performance of the UCITS Fund is compared against the MSCI Daily TR (Net) Emerging Markets Index (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The shares that make up the index are selected on the basis of size, liquidity and free-float capital freely available for trading on a regulated market. Index levels include the minimum possible reinvestments linked to dividends paid out on the shares in the index. A dividend is considered to be reinvested after deduction of withholding taxes by applying the maximum rate of the company’s country of incorporation applicable to institutional investors.

Performance results of the UCITS Fund reflect the reinvestment of dividends and other earnings. The UCITS Fund is managed in U. S. dollars. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return. The performance information shown above was calculated differently than the methodology required by the SEC for registered investment companies.

18

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund's shares is based on its NAV. The NAV per share of the Fund is calculated as follows:

The Fund's NAV per share is calculated once daily as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Valuation Committee. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

19

PURCHASE OF SHARES

Share Classes

The Fund offers Class A, Class C and Class I shares. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares and Class C shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class C	Class I
Initial sales charge of 5.75% or less	No initial sales charge	No initial sales charge

1.00% deferred sales charge may apply if redeemed within 12 months[1]	1.00% deferred sales charge if redeemed within 12 months[2]	No deferred sales charge

Lower annual expenses than Class C shares due to lower distribution fees; Higher annual expenses than Class I shares	Higher annual expenses than Class A shares and Class I shares due to distribution fees	Lower annual expenses than Class A shares and Class C shares due to no distribution fees

1  A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

2  A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase.

Shares representing interests in the Fund are offered on a continuous basis by the Fund's principal underwriter, Foreside Funds Distributors LLC (the "Underwriter"). Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. You can purchase Class A shares, Class C shares and Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum investment requirement for any investor.

20

Shares are available to individuals, corporations and other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others who can meet the required investment minimum. If you purchase shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization. If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares.

Class A Shares

Distribution Plan

The Board of Trustees, on behalf of each Fund's Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund's Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
Amount of Single Transaction	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price

Less than $50,000	5.75%	6.10%	5.50%

$50,000 but less than $100,000	4.50%	4.71%	4.25%

$100,000 but less than $250,000	3.50%	3.63%	3.25%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $1,000,000	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	0.00%

Selected dealers who have entered into an agreement with the Underwriter may receive a dealer commission. The dealer's commission depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the commission set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. Selected dealers may receive a commission as a percentage of the offering price of Class A shares on purchases of $1 million or more of Class A shares. If a dealer receives such commission, the CDSC, discussed below, will apply to those purchases of Class A shares of $1 million or more. To the extent the CDSC applies, the CDSC paid by the shareholder will be used as reimbursement for such commission.

21

Contingent Deferred Sales Charge ("CDSC")

If you bought Class A shares without an initial sales charge because your investments in a Fund aggregated over $1,000,000 at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within twelve months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1,000,000 or more will also be subject to a CDSC if you redeem them within twelve months of purchasing those shares. The CDSC will only apply to purchases of Class A shares where a selling broker or dealer received compensation for the sale of such shares at the time of purchase. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, a Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of a Fund. This could happen because of the way in which you originally invested in a Fund, because of your relationship with the Trust, the Underwriter or the Adviser or for other reasons. Restrictions may apply to certain accounts and certain transactions. Each Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), the Fund’s transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper "breakpoint" discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation.

You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

22

Letter of Intent.

You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please call the Fund at (844) 282-6161 or consult your broker or financial intermediary.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e., without the investor paying any initial sales charge) under the following circumstances, provided that you notify the Fund or your financial intermediary in advance that a transaction qualifies for this privilege:

1.  Purchases by the Adviser, its affiliates and certain employee benefit plans for employees of the Adviser.

2.  Purchases by retirement plans that are serviced or sponsored by a financial intermediary, including employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made) provided that such plan or financial intermediary has entered into an agreement with the Fund or Underwriter with respect to such retirement plans permitting purchases of Class A shares at NAV.

3.  Direct rollovers (i.e., rollovers of Fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the Fund.

4.  Purchases by insurance company separate accounts.

5.  Purchases by registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund.

6.  Purchases by registered representatives or employees of firms who have entered into selling agreements to distribute shares of the Fund.

7.  Purchases through financial intermediaries who have entered into an agreement with the Fund or the Underwriter and have been approved by the Fund or the Underwriter to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

8.  Purchases through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have entered into, or that clear trades through a financial intermediary that has entered into, an agreement with the Fund or the Underwriter. Investors may be charged a fee when effecting transactions in Class A shares through such investment accounts or products.

23

9.  Purchases by persons associated with the Fund, the Fund's investment adviser, transfer agent, Underwriter, fund accounting agents, fund counsel and their respective affiliates (to the extent permitted by these firms) including: (a) present and former officers, trustees, directors and partners; (b) employees and retirees; (c) immediate family members of such persons; and (d) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c).

10.  Purchases by state sponsored 529 college savings plans.

The Funds reserve the right to modify or terminate these arrangements at any time.

Class C Shares

Sales of the Fund's Class C shares are not subject to a front-end sales charge. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares or Class I shares, Class C shares have higher expenses than Class A shares or Class I shares.

Distribution Plan

The Board of Trustees, on behalf of the Fund's Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of the Fund's Class C shares. This fee is comprised of a distribution fee of 0.75% of average daily net assets and a shareholder service fee of 0.25% of average daily net assets.

Contingent Deferred Sales Charge

A 1.00% CDSC will be assessed when Class C shares are redeemed within twelve (12) months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase. To the same extent, subsequent Class C share purchases will also be subject to a CDSC if you redeem them within twelve (12) months of purchasing those shares. Pursuant to financing arrangements with the Underwriter, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the Underwriter. Such advance will be from the Adviser's own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described above) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class C shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class C shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

The CDSC applicable to Class C shares may be waived when redeeming Class C shares: (i) purchased with reinvested dividends or capital gains; (ii) purchased through financial intermediaries who did not receive advanced sales commission payments; (iii) if, after you purchase shares, you become disabled, as defined by the Internal Revenue Service; (iv) if the Fund redeems your shares and closes your account for not meeting the minimum balance requirement; (v) if your redemption is a required retirement plan distribution; (vi) representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; (vii) upon the death of the last surviving shareholder of the account; or (viii) in the absolute discretion of the Fund, for other hardships with appropriate verification. If your redemption qualifies, you or your financial intermediary should notify the Underwriter or the Fund at the time of redemption to eliminate the CDSC. Financial intermediaries may charge additional fees for their services in connection with share transactions. The Fund may modify or cancel these terms at any time.

24

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are typically offered to corporations or other institutions such as trusts, endowments, foundations, broker-dealers purchasing for the accounts of others or certain clients of the Adviser or its affiliates. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT DIRECTLY WITH THE FUND

By Mail

You may purchase shares by sending a check drawn on a U.S. bank payable to the Fund along with a completed application. If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to fifteen (15) business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $5,000 with respect to Class A shares, at least $5,000 with respect to Class C shares and at least $500,000 with respect to Class I shares. Send the check and application to:

Regular Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(844) 282-6161

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler's checks, cashier's checks, bank checks, official checks and treasurer's checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Underwriter at (844) 282-6161 for more information.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (844) 282-6161 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned. Please make sure your wire is for at least $5,000 with respect to Class A shares, at least $5,000 with respect to Class C shares and at least $500,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day's price per share. Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

• Traditional Individual Retirement Accounts ("IRAs")

25

• Roth Individual Retirement Accounts ("Roth IRAs")

• Coverdell Education Savings Accounts ("Education IRAs")

TO ADD TO AN ACCOUNT DIRECTLY WITH THE FUND

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure your check is for at least $100 with respect to Class A shares, Class C shares and Class I shares. Mail the slip and your check to:

Regular Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Dr.
Westborough, MA 01581-1722
(844) 282-6161

By Wire

Please call Shareholder Services at (844) 282-6161 for current wire instructions. Please make sure your check is for at least $100 with respect to Class A shares, Class C shares and Class I shares. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee.

26

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class C and Class I shares are sold at the NAV next determined after receipt of the request in Good Order. Class A shares are sold at the offering price, which is the NAV next determined after the request is received in Good Order, plus a sales charge of up to 5.75%. "Good Order" means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees for other services and may require higher minimum investments or impose other limitations on buying and selling shares of the Fund. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement with the Fund. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee. Purchase and redemption requests sent to such authorized broker (or its designee) are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund’s transfer agent in accordance with the Fund’s procedures and applicable law. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with "financial intermediaries" pursuant to which they will pay the financial intermediary for services such as networking, or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving.

From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

27

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser, if applicable, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary, which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund's shares in communications with a financial intermediaries' customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund's shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees or referral fees that vary depending on the Fund and dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund's shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund's shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund's shares over other classes of its shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled "Additional Compensation to Financial Intermediaries" located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 30 days after you sell Class A shares, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

28

Rights Reserved by the Fund

The Fund reserves the right to:

• reject any purchase order;

• suspend the offering of shares;

• vary the initial and subsequent investment minimums;

• waive the minimum investment requirement for any investor; and

• redeem accounts with balances below the minimum after 30 days' written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of their investment portfolio is generally referred to as "market timing." Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 1.00% on shares redeemed within thirty (30) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund's Chief Compliance Officer ("CCO") reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the procedures in a manner that, in the Fund's judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund's excessive trading policies, the Fund may take certain actions, including terminating the relationship.

29

REDEMPTION OF SHARES

You may "redeem" or sell your shares on any day the Exchange is open, either directly through the Fund's transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in Good Order. Any redemption request shall be in Good Order. "Good Order" means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 1.00% on proceeds of shares redeemed within thirty (30) days following their acquisition (see "Redemption Fee").

Redemption Fee

The Fund charges a redemption fee of 1.00% on proceeds redeemed within thirty (30) days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The Fund is not intended to accommodate short-term trading.

The 1.00% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested following (a) the death of a shareholder, or (b) the post-purchase "disability" or "hardship" (as such terms are defined by the Code or the rules and regulations thereunder) of the shareholder or as required by law (i.e., a divorce settlement) provided that such death, disability, hardship or other event (i.e., divorce settlement) occurs after the shareholder's account was established with the Fund;

3. Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains);

5. Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6. Redemptions by certain funds of funds and certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and

7. Redemptions for systematic withdrawal plans.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one (1) business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder's account will be charged for any loss. The Fund reserves the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash.

30

TO REDEEM FROM YOUR ACCOUNT HELD DIRECTLY WITH THE FUND

By Mail

To redeem your shares by mail:

• Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required.

• Mail your request to:

Regular Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Dr.
Westborough, MA 01581-1722
(844) 282-6161

• A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

• The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

• The Fund requires a medallion signature guarantee if the written redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person or payee other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (844) 282-6161. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

31

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service; however, please allow two (2) to three (3) business days for the transfer of money to reach your banking institution.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to fifteen (15) business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee of 1.00% on proceeds of shares redeemed within thirty (30) days following their acquisition (see "Redemption Fee").

Late Trading

Late trading is the practice of buying or selling fund shares at the closing price after the Fund's NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in Good Order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares of the Fund directly through such Fund’s transfer agent, BNY Mellon Investment Servicing.

32

Account Minimum

You must keep at least $2,500 worth of the Fund’s shares in each of your Class A and Class C account to keep the account open. If, after giving you 30 days' prior written notice, your account value is still below $2,500 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Class I shares require a minimum balance of $100,000 (not including market fluctuations). The account minimum may be waived for persons including clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days, the proceeds are to be paid to a person or payee which is different from the address or payee information the Fund has on record, or if the written redemption exceeds $50,000. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call Shareholder Services toll-free at (844) 282-6161 for further information on obtaining a proper medallion signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Shareholder Services toll free at (844) 282-6161.

33

SHAREHOLDER SERVICES

Your Account with the Fund

If you have questions about your account, including purchases, redemptions and distributions, call Shareholder services from Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll free at (844) 282-6161.

Account Statements

The Fund provides you with these helpful services and information about your account:

• a confirmation statement after every transaction;

• monthly account statements reflecting transactions made during the month;

• an annual account statement reflecting all transactions for the year; and

• tax information, after the end of each year, a copy of which will also be filed with the Internal Revenue Service ("IRS"), if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll free at (844) 282-6161 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

EXCHANGING SHARES

You may transfer your shares into another Class of shares if you meet the eligibility requirements for the Class into which you would like to transfer. If you purchased your shares from the Fund directly, call the transfer agent at (844) 282-6161 for information on exchanging shares into another Class. If you purchased your shares through a financial intermediary, you should contact such financial intermediary for information on exchanging shares into another Class of the Fund. Transfers between Classes of a single fund are generally not considered a taxable transaction. This exchange privilege may be modified or terminated upon written notice to shareholders.

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

34

General. The Fund intends to qualify annually to be treated as a regulated investment company (a "RIC") under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions provided in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax on a graduated basis at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for "qualified dividend income" and ordinary rates for all other distributions, except for those treated as a return of capital.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid "buying a dividend," check the Fund's distribution schedule before you invest.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as "qualified dividend income" are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund's holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

35

Medicare Contribution Tax. Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual's (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

IRAs and Other Tax-Qualified Plans. One major exception to these tax principles is that a distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. The Fund is required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder's shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund's SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

36

TOBAM EMERGING MARKETS FUND

of

FundVantage Trust

(844) 282-6161

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments including performance data, information on the Fund's portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports will be available, free of charge, by calling (844) 282-6161. The Fund does not have a website.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (844) 282-6161. The Fund does not have a website.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

TOBAM Emerging Markets Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(844) 282-6161
9:00 a.m. to 5:00 p.m. Eastern time

Securities and Exchange Commission.

Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the SEC's Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

TOBAM EMERGING MARKETS FUND

Class A	Class C	Class I
TBMAX	TBMCX	TBMIX

OF

FUNDVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 10, 2017

This Statement of Additional Information (the “SAI”) provides information about the TOBAM Emerging Markets Fund (the “Fund”). The Fund is a series of FundVantage Trust (the “Trust”).

This SAI is not a prospectus. It should be read in conjunction with the Fund’s current prospectus dated April 10, 2017, as restated, amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus and annual reports to shareholders, when available, may be obtained without charge, upon request, by writing to the Fund at 4400 Computer Drive, Westborough, MA 01581-1722 or by calling the Fund at (844) 228-6161.

2

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established the Fund as a separate series of the Trust. The Fund offers Class A shares, Class C shares and Class I shares.

The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TOBAM (“TOBAM” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. Much of the information contained in this SAI expands on subjects discussed in the Fund’s prospectus. No investment in the shares of a Fund should be made before reading the Prospectus.

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.  If the Fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the Fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.

3

Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and fixed-income securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Synthetic Convertible Securities.  So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

4

Warrants and Stock Purchase Rights.  Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  The Fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with the Fund's investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of the Financial Industry Regulatory Authority (“FINRA”) apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering the Fund's share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Description of Securities Ratings" attached hereto as Appendix A for a general description of the Rating Agencies' ratings.

5

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by the Fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the Fund.  In general, the longer the Fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund's potential price gain in response to falling interest rates, reduce the Fund's yield, or cause the Fund's share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of the Fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the Fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a Fund's share price is guaranteed.

6

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of the Fund from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  The value of shares of the Fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities.  Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Fund.  Neither event will require the sale of such securities by the Fund, but the Adviser will consider such event in determining whether the Fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

The Fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the Fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, the Fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating.  To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the Fund invested exclusively in rated securities.

7

High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See "Description of Securities Ratings" attached hereto as Appendix A for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of the Fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

8

The Fund may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, the Fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  The Fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund ("Distressed Securities") is speculative and involves significant risks.

The Fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment.  The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities for a period of time.  To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

9

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes.  Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the Fund.

Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

10

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leaseshold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  During such periods, the Fund may not achieve its investment objective(s).  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

11

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV and thus may affect the Fund's NAV on days when shareholders have no access to the Fund.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries.  Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, its Adviser and its affiliates and their respective clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls."  Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves.  Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.  These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

12

Certain Asian Emerging Market Countries.  The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets.  Currency devaluation in one Asian country can have a significant effect on the entire region.  The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region.  The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries.  In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.  Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.  There can be no assurance that repatriation of the Fund's income, gains or initial capital from these countries can occur.

Investing in Russia and other Eastern European Countries.  Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.  Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading.  There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or problems in registering the transfer of shares.  It is possible that the Fund's ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

13

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.  The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund's investments in Russian securities.  Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities.  Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund.  Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

14

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which the Fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds.  "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See "Derivatives—Structured Securities" below.

15

Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to the Fund's own more restrictive limitations, if applicable, currently limits the Fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a fund of funds' investment in underlying funds), to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund's total assets with respect to any one investment company; and (3) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Adviser.  Such investments will not be subject to the limitations described above.

Private Investment Funds.  As with investments in registered investment companies, if the Fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the Fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund.  In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time.  Finally, because shares of private investment funds are not publicly traded, a fair value for the Fund's investment in these companies typically will have to be determined under policies approved by the Board of Trustees.

Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF's NAV.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

16

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Derivatives

Derivatives may be used by the Fund for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument yielding the desired return, such as when the Fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes.  The Fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.  Derivatives involve greater risks than if the Fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  The Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund's other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to the Fund's limit on illiquid investments.

17

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair the Fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if the Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund's options or futures positions used for hedging purposes are poorly correlated with the investments the Fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, is not subject to registration or regulation as a CPO under the CEA.  The Adviser relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the Fund.

18

The Fund may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Fund continues to claim the exclusion from the definition of CPO.  In order to be eligible to continue to claim this exclusion, if the Fund uses  commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase)  may not exceed 5% of the Fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if the Fund's direct use of commodity interests complies with the trading limitations described above, the Fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the Fund's investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because the Adviser may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Fund, to continue to rely on the exclusion from the definition of CPO.  The Adviser, on behalf of the Fund, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the Fund must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs.  Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Fund by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Fund's prospectus. If the Fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Fund would withdraw its exclusion from the definition of CPO and the Adviser would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to the Fund, in addition to all applicable SEC regulations.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When the Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the Fund has written a call option, it assumes a short futures position.  If the Fund has written a put option, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

19

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

The Fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the Fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent the Fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract.  A security future obligates the Fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract.  An index future obligates the Fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract.  A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  The Fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent the Fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

20

Call and put options in which the Fund may invest include the following, in each case, to the extent that the Fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities.  Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions.  Swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount.  Some swaps are, and more in the future will be, centrally cleared.  Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For example, the Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Adviser's repurchase agreement guidelines).

21

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the Fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that the Fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions.  A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

22

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Inflation Swap Transactions.  An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI").  The following is an example.  The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity.  (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.)  In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference.  A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow the Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows the Fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Structured Securities and Hybrid Instruments

Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where the Fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When the Fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on the Fund's ability to dispose of such securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its NAV.

23

Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets.  Participation notes are a type of derivative which generally is traded over-the-counter.  The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the Fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  The Fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, the Fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

24

Currency hedging may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that the Fund's currency hedging activities will be advantageous to the Fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Short-Selling

The Fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To complete a short sale transaction and make delivery to the buyer, the Fund must borrow the security.  The Fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest accruing during the period of the loan.  To borrow the security, the Fund also may have to pay a fee to the lender, which would increase the cost to the Fund of the security it sold short.  The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those two dates.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Fund may be required to pay in connection with the short sale.  The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price.

25

The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When the Fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.  Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The Fund may recall the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Subject to the Fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by the Lending Agent.  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Adviser, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the Fund.

Borrowing Money

The 1940 Act, subject to the Fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of the Fund's total assets the Fund will not make any additional investments.

26

Borrowing Money for Leverage.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Forward Commitments.  The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, the Fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience declines in value prior to their actual delivery.  The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  The Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the Fund's net assets and its NAV per share.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Illiquid Securities

Illiquid Securities Generally.  The 1940 Act, subject to the Fund's own more restrictive limitations, if applicable, limits the Fund to 15% of net assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should the Fund desire to sell them, a ready buyer will not be available at a price the Fund deems representative of their value, which could adversely affect the value of the Fund's net assets.

27

Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board of Trustees.  The Board of Trustees or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Cyber Security Risk

The Fund and its service providers are susceptible to operational and information security risks due to cyber security incidents.  In general, cyber security incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Adviser, Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund's ability to calculate its NAV; impediments to trading for the Fund's portfolio; the inability of fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

DISCLOSURE OF PORTFOLIO HOLDINGS

As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Board of Trustees has adopted policies and procedures regarding the selective disclosure of portfolio securities holdings. The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Board, at its next quarterly Board of Trustees meeting or sooner, as determined by the Trust’s CCO.

28

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to its posting on the website. In addition to its schedule of investments, the Fund may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top holdings, and a percentage breakdown of the Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.

The following disclosures of aggregate, composite or descriptive information about the Fund or its portfolio holdings are not subject to the Trust’s policy on selective disclosure of portfolio information: (i) descriptions of allocations among classes, geographic regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios or market capitalization; (iii) performance attribution by class, geographic region, country, industry or sector; (iv) aggregated risk statistics; (v) listing of top holdings without any reference to the amount of the Fund’s holdings; and (vi) such other information that, in the opinion of the CCO or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading of the Fund. The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to the Fund’s shareholders.

Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund’s, or the Adviser’s employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization. The Fund’s Adviser and service providers have also established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

The Adviser manages other accounts such as separate accounts (in the U.S. and foreign countries) and other registered and unregistered pooled investment vehicles (in foreign countries). These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Fund's portfolio holdings are disclosed. Additionally, such accounts may have access to their portfolio holdings and may not be subject to the forgoing restrictions.

29

Under no circumstances may the Fund, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

All percentage limitations in the following policies are considered at the time securities are purchased and are based on the Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the Fund. In managing the Fund, the Adviser may apply more restrictive policies than those listed below.

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not:

(a)	borrow money;

(b)	issue senior securities;

(c)	underwrite the securities of other issuers;

(d)	purchase or sell real estate or commodities;

(e)	make loans; or

(f)	purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees without shareholder approval, unless shareholder approval is required by the 1940 Act and the rules and regulations thereunder.

The Fund may not:

1.	Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

30

3.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

4.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this non-fundamental policy.

Additional Information About the Fund’s Policies

The Fund’s fundamental policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a fundamental policy provides that an investment practice may be conducted as permitted by the 1940 Act, the fundamental policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The information below is not part of the Fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1(a), the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policy 1(b), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

For purposes of fundamental policy 1(c), the policy will not apply to the Fund to the extent the Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1(e), the Fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.

For purposes of fundamental policy 1(f), the Fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. For purposes of fundamental policy 1(f), securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry. This policy does not apply to investments in securities of the U.S. Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

31

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. The person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust, such persons are not compensated by the Fund or the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	42	Optimum Fund Trust (registered investment company) (6 portfolios).

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	42	None.

Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	42	None.

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	42	Copeland Trust (registered investment company) (2 portfolios); Context Capital Funds (registered investment company) (1 portfolio).

INTERESTED TRUSTEE(1)

Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	42	None.

(1) Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

32

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. Richard Keyes Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting since July 2016; Head of Tax—U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board of Trustees is comprised of five individuals, one of whom may be deemed to be an Interested Trustee (Ms. Wolcott). The remaining Trustees are Independent Trustees. The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

33

Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board of Trustees’ role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur, Marsini and Wynne, each of whom is an Independent Trustee. Mr. Wynne serves as the chairman of the Audit Committee. The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met four times during the Fund’s fiscal year ended September 30, 2016.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Christian, Mansur, Marsini and Wynne. Mr. Mansur serves as the chairman of the Nominating and Governance Committee. The Board of Trustees has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating and Governance Committee meets at least once a year. The Nominating and Governance Committee met three times during the Fund’s fiscal year ended September 30, 2016. The Nominating and Governance Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

34

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the former President of PNC Bank Delaware, former Executive Vice President of Finance of BNY Mellon and former Chief Financial Officer of PNC Global Investment Servicing; Mr. Wynne is the former Chief Executive Officer of Global Financial Institutions Client Service Delivery, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, former Head of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the former Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Executive Vice President of PNC Global Investment Servicing; and Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; and Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board of Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the CCO of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS. The following table sets forth the equity securities in the Fund and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Interested Trustee
Nancy B. Wolcott	$0	None
Independent Trustees
Robert J. Christian	$0	Over $100,000
Iqbal Mansur	$0	Over $100,000
Nicholas M. Marsini, Jr.	$0	None
Stephen M. Wynne	$0	None

As of December 31, 2016, none of the Independent Trustees, or any of their immediate family members (i.e., spouse or dependent children) served as an officer, director or was an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities. Additionally, as of the same date, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) owned beneficially or of record any interest in the Adviser or the Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

35

COMPENSATION. In addition to the fees below, the Trust reimburses the Trustees for their related business expenses. The following table sets forth the aggregate compensation paid to each of the Trustees for the Fund’s fiscal year ended September 30, 2016.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	$98,833	$0	$0	$98,833
Iqbal Mansur	$89,750	$0	$0	$89,750
Nicholas M. Marsini Jr.	$58,000	$0	$0	$58,000
Nancy B. Wolcott	$99,500	$0	$0	$99,500
Stephen M. Wynne	$111,750	$0	$0	$111, 750

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board of Trustees’ continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The Adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.

The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders. The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest. If a material conflict of interest exists, the Adviser will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. A description of the Adviser’s proxy voting policies are attached herewith as Appendix B. The Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the Fund at (866) 282-6161 or on the SEC’s website at www.sec.gov.

36

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. Any person who directly or indirectly owns 5% or more of the outstanding voting securities of the Fund, may be deemed an “affiliated person” of the Fund, as such term is defined in the 1940 Act. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed under control of the Adviser or affiliates of the Adviser, who had voting authority with respect to approximately 100% of the value of the outstanding interest in the Fund on such date. However, the Trust believes that once the Fund commences investment operations and its shares are sold to the public, the Adviser’s or its affiliates’ control will be diluted over time. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

TOBAM serves as investment adviser to the Fund. The Adviser's registered office is 49-53, avenue des Champs-Elysées, 75008 Paris, France. TOBAM was founded in 2006 and has been registered as an investment adviser with the SEC since 2011 and providing investment advisory services to separately managed accounts in the U.S. since then.  TOBAM is authorized in France as a French Société par Actions Simplifiée and is regulated by the French Autorité des Marchés Financiers.  TOBAM offers a range of active quantitative equity strategies designed to provide diversification and better access to the market risk premium over time. As of December 31, 2016, TOBAM managed approximately $8 billion in assets. The Adviser, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. TOBAM is entitled to receive an annual investment advisory fee of 0.80% of the Fund’s average daily net assets. The aggregate fee paid to the Adviser with respect to the Fund will be provided once the Fund has operated for a full fiscal year.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by the Fund on 60 days’ written notice without penalty and the Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) (i) 1.35% with respect to Class A Shares, (ii) 2.10% with respect to Class C Shares and (iii) 1.10% with respect to Class I Shares, of average daily net assets (“Expense Limitation”). The Expense Limitation will remain in place until April 30, 2018, and from May 1, 2018 through January 31, 2019, unless the Board of Trustees approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation that was in effect at the time of the Expense Limitation.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

37

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into certain selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; (iii) preparing quarterly 12b-1 reports to the Trust’s Board of Trustees; and (iv) reviewing and submitting to FINRA the Fund’s advertising and sales literature.

In addition to the fees paid to the Adviser, the Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. The Fund also pays other expenses such as: (i) custody, transfer agency and dividend disbursing expenses; (ii) certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the fund as a result of customer recordkeeping activities of intermediaries; (iii) legal and auditing expenses; (iv) interest charges, taxes, brokerage fees and commissions; (v) the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders; (vi) taxes; (vii) insurance premiums, (viii) the expenses of maintaining the registration of that Fund’s shares under federal and state securities laws, (ix) the fees of trustees not affiliated with the Adviser; and (x) the compensation of the Fund's chief compliance officer.

The front-end sales load reallowed to dealers as a percentage of the offering price of each Fund’s Class A shares is described in the Prospectus.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information as of March 31, 2017 regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Messrs. Allymun, Toison, Mejri, Bégorre and Kamoun who are the portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

38

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed: The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed collectively by Messrs. Allymun, Toison, Mejri, Bégorre and Kamoun, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of March 31, 2017:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Other Registered Investment Companies:	0	$0		$0
Other Pooled Investment Vehicles:	22	$4,695,864,019.16	5	$240,300,614.11
Other Accounts:	24	$3,791,034,290.48	2	$354,950,357.52

Material Conflicts of Interest. Certain conflicts of interest are present, including, because the Adviser manages assets for pooled investment vehicles in foreign countries (including private funds) and/or other accounts (including institutional clients, pension plans and certain high net worth individuals). For instance, the Adviser may receive fees from certain accounts that are higher than the fees received by the Adviser from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio managers or other employees have personal investments in certain accounts, where the Adviser provides indices on the Anti-Benchmark® Maximum Diversification® model or when certain accounts are investment options in the Adviser's employee benefit plan.

The Adviser utilizes investment strategies for other accounts that may be similar to those followed by the Fund or may differ in significant respects. Such other accounts include managed accounts, private funds (commonly referred to as "hedge funds") and proprietary funds and accounts. Strategies for the Fund may differ from other accounts and from one another in a number of ways, including, but not limited to, differences in targeted gross and net exposure, concentration/diversification levels, U.S.-only vs. international geographic focus, the number of portfolio positions, the market capitalization spectrum making up the strategy’s universe and tax sensitivity. In addition, the Fund is subject to restrictions imposed by the Investment Company Act of 1940. Private funds and accounts advised by the Adviser are not subject to these restrictions. For these and other reasons, a Fund’s performance may differ significantly from the results achieved by other accounts and other business activities.

Although the professional staff of the Adviser devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other investment funds and accounts.

The Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources. These activities could be viewed as creating a conflict of interest in that the Adviser’s time and effort and that of its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients.

The Adviser and its members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit a Fund’s ability to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where a Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients.  In certain circumstances, the Adviser’s employees may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict a Fund’s ability to trade in the securities of such companies.

39

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation. The salary of each employee is determined by his or her background and seniority in the firm.  Bonuses are based on the contribution of the employee to the firm's annual results.  Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee.  All employees with at least six months of seniority may have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed.  All primary portfolio managers are shareholders of TOBAM.

Ownership of Shares of the Fund. The TOBAM Emerging Markets Fund had not commenced operations as of the Trust’s fiscal year ended September 30, 2016.

40

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Services”) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund. BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. The Bank of New York Mellon (the “Custodian”) located at 225 Liberty Street, New York, NY 10286, serves as the Fund’s custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.

TRANSFER AGENTBNY Mellon Investment Servicing, 4400 Computer Drive, Westborough, MA 01581, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

OTHER SERVICE PROVIDERS. The Trust has engaged JW Fund Management, LLC, 100 Springdale Rd. Suite A3-416, Cherry Hill, NJ 08003 to provide persons to serve as Principal Executive Officer and Principal Financial Officer for the Trust. The Trust has engaged Freeh Group International Solutions, LLC to provide a person or persons to serve as the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust.

41

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities of the Fund. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for its clients over time, taking into account such factors as commission rate, the size of the transaction, the liquidity of the security to be traded, the ability of the broker’s algorithms to fill as much as possible of the order while mitigating market impact, the broker’s technical capabilities and programming flexibility, the brokers clearance and settlement capabilities, the broker’s trade error rate and ability or willingness to correct errors, the broker’s reputation, experience and financial stability and the quality service rendered by the broker in other transactions.

While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients. While the Adviser does communicate trades to brokers through broker-provided interfaces it does not currently have any formal soft dollar arrangements and does not receive any soft dollar benefits.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities may be made, insofar as feasible, for the respective funds and clients in a manner deemed by the Adviser to be on a fair and equitable basis. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.

DISTRIBUTION OF SHARES and Rule 12b-1 Plans

Foreside Funds Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, Suite 110, 899 Cassatt Rd., Berwyn, PA 19312, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. The Underwriter is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Underwriter continuously distributes shares of the Fund on a best effort basis. Shares of the Fund are offered continuously. The Underwriter has no obligation to sell any specific quantity of shares of the Fund. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

42

To the extent that the Underwriter receives fees under the Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A shares and Class C shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of Class I shares. The Trustees of the Trust, including a majority of the Independent Trustees, have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Class A shares and Class C shares.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. With respect to certain financial institutions and related Fund “supermarket” platform agreements, the Funds and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These financial institutions may charge a fee for their services and may receive shareholder servicing or other fees from the Adviser and/or the Fund in addition to Rule 12b-1 fees. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

The Underwriter does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Underwriter a fee for certain distribution-related services.

To the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will enter into arrangements with broker-dealers, banks or other financial institutions for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions in connection with the sale of the Fund’s shares.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Fund. The Underwriter will be compensated for distribution services according to the Class A shares’ and Class C shares’ 12b-1 Plan regardless of the Underwriter’s expenses. The Underwriter uses the entire 12b-1 for distribution expenses and does not retain any amounts for profit. The Underwriter does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 Plan is effective. The Adviser pays the Underwriter a fee for certain distribution-related services.

The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.

43

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Class A shares’ average net assets or 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the Class C shares’ average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its Class A shares or its Class C shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers three separate classes of shares of the Fund: Class A shares, Class C shares and Class I shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A shares and Class C shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to their respective 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A shares and Class C shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund are open for business. The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

44

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any. The Fund declares and pays dividends from net investment income annually to the shareholders. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

TAXATION OF THE FUND

The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations (whether temporary, proposed or final) promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of the Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of the Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds a Fund’s common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding a Fund’s common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of a Fund’s common stock by the partnership.

The summary assumes that shareholders will hold a Fund’s common stock as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. income tax consequences of an investment by U.S. shareholders, and, therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

45

For purposes of the following discussion, “U.S. shareholder” is a shareholder that is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof or the District of Columbia, (ii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A ‘Non-U.S. shareholder” is a person that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal income tax purposes, the Fund is treated as a separate corporation. The Fund has elected, and intends to continue to qualify each year for, taxation as a (RIC) under Subchapter M of the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

46

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).. The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss “net capital gain”). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for the Fund to qualify as a RIC, as described above, may limit the extent to which the Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Fund’s ability to invest in derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders, and either (i) the 20% long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If the Fund fails to qualify as a RIC for a period of greater than two taxable years, the Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

47

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010 the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Fund may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

48

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

49

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). The Fund’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

50

WASH SALES. The Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain. Under proposed regulations, a PFIC is required to distribute income in order for the income to qualify as Qualifying Income. Accordingly, each Fund’s ability to invest in PFICs may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in PFICs in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

51

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by a Fund if the Fund shares are loaned pursuant to a securities lending agreement.

REITs. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute “TMPs”. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

52

Non-corporate shareholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. If a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of the Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

53

The 3.8% Medicare contribution tax (applied as described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 39.6% in the case of individuals and 35% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, or on capital gains dividends provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations), then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of the Fund, generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject to such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition, in any year when at least 50% of the Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations). distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

54

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable).  If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income.  Starting in 2019, payments of the gross proceeds (including distributions designated as capital gain dividends to the extent the payment is attributable to property that produces U.S. source interest or dividends) may also be subject to FATCA withholding absent proof of FATCA compliance prior to January 1, 2019. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information. For shares of the Fund that are redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direction account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund’s shares purchases after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

55

A shareholder’s financial intermediary or the Fund (if a shareholder holds the shares in the Fund direction account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

56

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-1

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

A-2

“B” — Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — High short-term default risk. This designation indicates that default is a real possibility.

“RD” — Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

“D” — Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A-3

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation, and the promise S&P imputes.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-4

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

"NR” - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-5

“BB” — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk. “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk. “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Rating’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

A-6

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-7

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

A-8

APPENDIX B

TOBAM

PROXY VOTING POLICIES AND PROCEDURES

B-1

In a broader sense, TOBAM defines corporate engagement as using its shareholder position on behalf of its client shareholders to influence company management decision making and further the integration of ESG principles and good corporate governance in the companies in which it invests.

Proxy Voting is a key component of our business, TOBAM uses its ownership position in companies to further its commitment to socially responsible investing on behalf of clients, and to improve corporate governance by exercising proxy voting rights. Proxy voting is conducted in the sole interest of clients.

I.	General Voting Rights Exercise

1.	Voting Scope

TOBAM votes for all open-ended funds managed by TOBAM, and for mandates and closed-ended funds, on specific request from the client.

TOBAM has not set up any minimum shareholding nor geographical restriction to exercise its voting rights.

Share Blocking Requirements

Some issuers require that shareholders who wish to vote must deposit their shares beforehand. The shares remain inaccessible for lengths of time that vary widely depending on the country, issuer, custodian and sub-custodian. TOBAM has expressed that it will not vote at meetings implying share blocking requirements.

Securities Lending Programme

TOBAM do not recall lent shares for voting purposes. Of note, TOBAM has requested service providers to keep at least one stock (which will not be lent) to be able to vote to the meeting.

2.	Exercising Voting Rights

a.	Automatic votes

The vote has been outsourced to ISS since 1st January 2012, under the supervision of the Risk management of TOBAM.

TOBAM has outsourced the voting guidelines to ISS, using "SRI International Proxy Voting Guidelines," attached hereto as Annex A.

For each meeting and resolution, ISS suggests a voting decision and automatically vote on behalf of TOBAM. ISS proxy voting policy is reviewed and validated once a year by an audit committee.

Voting records are closely monitored via ISS website and internal procedure.

TOBAM records all voting decisions internally in its proprietary portfolio management system ("PILOT"). Votes are published annually on the annual voting report, published on the website Further Details are also available on request.

B-2

b.	Manual votes

In certain circumstances, such as French General Meetings in French funds, automatic votes are not technically possible. As a consequence, TOBAM votes manually, following ISS voting guidelines.

Votes manually instructed are recorded and filed by the Risk management department.

For mandates or dedicated funds, clients may request specific voting instructions. Voting requests and instructions are also recorded and filed by Risk Management department

II.	Controls

The Risk Management department explicitly endeavours to avo1d missing a vote The Risk Management department has set up weekly check that are filed and stored in TOBAM's network.

On a monthly basis, The Risk Management Department analyses proxy voting reports sent by ISS to identify votes that were not instructed or voted and determine the underlying reasons.

For traceability purpose, controls are stored on TOBAM's network.

The Risk department sends aggregated reports to the Compliance Department on a quarterly basis.

Ill.	Conflicts of interest

TOBAM places the clients' best interest above any other consideration and maintains an organizational struc ture that heIps manage conflicts of interest.

Find below an extract of the Conflict of interest procedure, detailing the key measures.

•	Segregation of duties: reporting lines are separate to prevent or limit interest conflicts between research and fund management.

•	Remuneration is designed to avoid incentives which could promote conflicts between its employees and its clients, to the extent reasonably possible.

•	Soft dollars are not permissible.

•	Where TOBAM funds will invest in other TOBAM funds, there will be neither subscription/redemption fees.

•	Aggregation of orders will only be permitted where it is unlikely that the aggregation of orders and transactions will work overall to the disadvantage of any client, and allocated fairly subject to the company's allocation policy.

B-3

Contacts

Paris

Christophe Roehri

+33 1 53 23 41 60 christophe.roehri@tobam.fr

New York

Stephane Detobel

+1 212 468 5171 stephanedetobel@tobamusa.com

Hong Kong

Christopher Cheung

+852 2827 3894 christopher.cheung@tobamasia.com

CapeTown

Michael Gran

+44 7796 953 113

Michael.gran@tobam.fr

Client Service

Joe Kiwan

+33 1 53 23 41 66 clientservice@tobam.fr

Francis Verpoucke +1 212 468 5170 francis.verpoucke@tobamusa.com

B-4

Disclaimer

This material is solely for the attention of institutional, professional, qualified or sophisticated investors and distributors. It is not to be distributed to the general public, private customers or retail investors in any jurisdiction whatsoever. This document is intended only for the person to whom it has been del1vered

Funds and/or SICAV specific Information may have been provided for information solely to illustrate TOBAM's expertise in the strategy. Funds or the SICAV that might be mentioned in this document may not be eligible for sale in some states or countries and they may not be suitable for all types of investors. In particular, TOBAM funds are not registered for sale in the US, and this document is not an offer for sale of funds to US persons (as such term is used in Regulation S promulgated under the 1933 Act). Th1s material is provided for information purposes only and does not constitute a recommendation, solicitation, offer, advice or invitat1on to purchase or sell any fund, SICAV or sub-fund or to enter in any transaction and should in no case be interpreted as such, nor shall it or the fact of its distribution form the basis of, or be relied on 1n connect1on with, any contract for the same.

The information provided in this presentation relates to strategies managed by TOBAM, a French investment adviser registered with the U.S. Securities and Exchange Commission (SEC) under the U.S. Investment Advisers Act of 1940 and the Autorite des Marches Financiers (AMF) and having 1ts head office located at 49-53 avenue des Champs E ysees, 75008 Paris, France. TOBAM's Form ADV is available free of charge upon request. In Canada, TOBAM is act1ng under the assumed name "Tobam SAS Inc." in Alberta and "TOBAM Societe par Actions SimpliMe" in Quebec.

Investment involves risk. All investors should seek the advice of their legal and/or tax counsel or their financial advisor prior to any investment decision in order to determine its suitability. The value and income produced by a strategy may be adversely affected by exchange rates, interest rates, or other factors so that an investor may get back less than he or she invested.

Past performance and simulations based on thereon are not Indicative of future results nor are they reliable indicators of future performance. Any performance objective is solely intended to express an objective or target for a return on your investment and represents a forward-look1ng statement. It does not represent and should not be construed as a guarantee, promise or assurance of a specific return on your Investment. Actual returns may differ materially from the performance objective, and there are no guarantees that you will achieve such returns. Back tests do not represent the results of an actual portfolio, and TOBAM does not guarantee the accuracy of supporting data. The constraints and fees applicable to an actual portfolio would affect results achieved.

This material, including back tests. is based on sources that TOBAM considers to be rel1able as of the date shown, but TOBAM does not warrant the completeness or accuracy of any data, Information, opinions or results. TOBAM has continued and will cont1nue 1ts research efforts amending the Investment process from time to time accordingly. TOBAM reserves the right of revision or change without notice, of the universe, data, models, strategy and opin1 ons. TOBAM accepts no liabil1ty whatsoever, whether d1rect or indirect, that may arise from the use of information contained in this material. TOBAM can in no way be held responsible for any decision or investment made on the basis of information contained in this material. The allocations and weightings, as we l as the views, strategies, universes, data, models and opinions of the investment team, are as of the date shown and are subject to change.

This document and the information herein is disclosed to you on a confidential basis and shall not be reproduced, modified, translated or distributed without the express written permission of TOBAM or TOBAM NORTH AMER ICA and to the extent that it is passed on, care must be taken to ensure that any reproduction is in a form wh1ch accurately reflects the Information presented here. This information could be presented by TOBAM NORTH AMER ICA, a wholly-owned subsidiary of the TOBAM group of companies that is authorized to present the investment strategies of TOBAM, subject to TOBAM's supervision, but is not authorized to prov1 de investment advice.

Copyrights: All text, graphics, interfaces, logos and artwork, including but not limited to the design, structure, selection, coordination, expression, ' look and feel" and arrangement contained in this presentation, are owned by TOBAM and are protected by copyright and various other intellectual property rights and unfair competition laws. Trademarks: "TOBAM,' "MaxDiv," 'Maximum Diversification," "Diversification Ratio," "Most Diversified Portfolio," "Most Diversified Portfolios," "MOP" and "Anti-Benchmark" are registered trademarks. The absence of a product or service name from this list does not constitute a waiver of TOBAM trademark or other intellectual property rights concerning that name. Patents: The Anti-Benchmark, MaxDiv and Maximum Diversification strategies, methods and systems for selecting and managing a portfolio of securities, processes and products are patented or patent pending. Knowledge, processes and strategies: The Anti-Benchmark, MaxDiv and Maximum Diversification strategies, methods and systems for selecting and managing a portfolio of securities, processes and products are protected under unfair competition, passing-off and misappropriation laws. Terms of use: TOBAM owns all nghts to, title to and interest in TOBAM products and services, marketing and promotional materials, trademarks and Patents, including without limitation all associated Intellectual Property Rights. Any use of the intellectual property, knowledge, processes and strategies of TOBAM for any purpose and under any form (known and/or unknown) in direct or indirect relation with financial products including but not limited to certificates, indices. notes, bonds, OTC options, warrants, mutual funds, ETFs and insurance policies (i) is strictly prohibited without TOBAM's prior written consent and (ii) requires a license.

B-5

International

SRI Proxy Voting Guidelines

2016 Policy Recommendations

Published January 27, 2016

www.issgovernance.com

© 2016 ISS | Institutional Shareholder Services

B-6

Enabling the financial community to manage governance risk for the benefit of shareholders.

B-7

B-8

1.	OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Social Advisory Services Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Social Advisory Services Recommendation: Vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	Name of the proposed auditors has not been published;
•	The auditors are being changed without explanation; or
•	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Social Advisory Services will focus on the auditor election. For concerns relating to fees paid to the auditors, Social Advisory Services will focus on remuneration of auditors if this is a separate voting item, otherwise Social Advisory Services would focus on the auditor election.

Appointment of Internal Statutory Auditors

Social Advisory Services Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Social Advisory Services Recommendation: Vote for approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

B-9

Stock (Scrip) Dividend Alternative

Social Advisory Services Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Social Advisory Services Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

Social Advisory Services Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Social Advisory Services Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Social Advisory Services Recommendation: Vote against other business when it appears as a voting item.

B-10

2.	BOARD OF DIRECTORS

Director Elections

Social Advisory Services Recommendation: Vote for management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards, including board independence standards.

Social Advisory Services will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

•	Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
•	Failure to replace management as appropriate;
•	Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

At Canadian TSX and TSXV firms, generally withhold votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings.

Generally vote withhold for individual director nominees if:

•	Irrespective of whether the company has adopted a majority voting policy, the director is overboarded(2) AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

B-11

Cautionary language will be included in Social Advisory Services reports where directors are overboarded regardless of attendance

Externally-Managed Issuers (EMIs) —TSX and TSXV

Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

•	The size and scope of the management services agreement;
•	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
•	Overall performance;
•	Related party transactions;
•	Board and committee independence;
•	Conflicts of interest and process for managing conflicts effectively;
•	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
•	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
•	Historical compensation concerns;
•	Executives’ responsibilities; and
•	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

In European markets, Social Advisory Services looks at a different set of factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

(2) Starting February 1, 2017, “overboarded” will be defined as: a CEO of a public company who sits on more than 1 outside public company board in addition to the company of which he/she is CEO (withholds would only apply on outside boards these directors sit on), OR the director is not a CEO of a public company and sits on more than 4 public company boards in total.

B-12

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Social Advisory Services will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, and Spain, vote against the election or reelection of any directors if the company proposes a single slate of directors.

In France, unbundled director elections are market practice. In Germany, it has been recommended best practice since July 20, 2005, and in Spain it has been recommended best practice since Jan. 1, 2007. The policy will be applied to all companies in these markets.

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Board Independence

The following policies would be applied to all widely held companies(3), unless there is a majority shareholder:

•	For all markets (except Greece or Portugal), vote against the election or reelection of any non-independent directors (excluding the CEO) if:

•	Fewer than 50 percent of the board members elected by shareholders would be independent, or
•	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.

•	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees Social Advisory Services considers best suited to add value for shareholders based, as applicable, on Social Advisory Services European policies.

(3) Widely held companies are interpreted as:

•	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
•	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
•	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

B-13

•	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. Social Advisory Services will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

•	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).

•	Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This independence threshold is applied to controlled widely held companies or main index-listed/MSCI-EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

•	However, in markets where the local corporate governance code addresses board independence at controlled companies, Social Advisory Services will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Disclosure of Nominee Names

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a case-by-case basis. In order for Social Advisory Services to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, Social Advisory Services will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

B-14

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

•	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or
•	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or
•	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or
•	The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

The Florange Act (France)- Double Voting Rights

For French companies that:

•	Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and
•	Do not currently have a bylaw prohibiting double-voting rights; and either

•	Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or
•	Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, Social Advisory Services may recommend against the following types of proposals:

•	The reelection of directors or supervisory board members; or
•	The approval of the discharge of directors; or
•	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Unilateral Adoption of an Advance Notice Provision

For Canadian companies, generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Overboarded Directors

In Austria, Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain, and Switzerland, at widely held companies, Social Advisory Services will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as referenced by the more stringent of the provisions prescribed in local law or best practice governance codes, or the following guidelines:

•	Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

B-15

•	Non-executive chairmen are expected not to hold executive positions elsewhere or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.
•	Non-executive directors who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

Social Advisory Services will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, Social Advisory Services will take into account board appointments as censors in French publicly listed companies.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Social Advisory Services will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on Social Advisory Services European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Social Advisory Services will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Social Advisory Services will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Social Advisory Services will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

B-16

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. Social Advisory Services may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Social Advisory Services may consider that the entire board fulfills the role of a committee. In such case, Social Advisory Services may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which Social Advisory Services includes overall board independence as a factor in its analysis of board elections.

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets where local corporate governance codes prescribe more robust composition requirements.

Separation of power is one of the fundamental tenets of good corporate governance. The primary objective of the board is to provide independent oversight of executive management, and because board committees are entrusted with carrying out crucial functions for this purpose, such as assessing the veracity of the independent audit and carrying out board succession planning, it is important that committees be sufficiently independent of management. The presence of executive directors on audit and compensation committees represents clear and widely recognized conflicts of interest. Executive audit committee members may compromise the integrity of the independent audit, and the presence of executives on the compensation committee means that executives are allowed to select the directors who determine their pay. Corporate governance codes in a number of European markets have already introduced amendments in recent years which recommend majority independence on key committees such as the audit and remuneration committees, and even the outright ban of executive members on these committees, and this policy is intended to reflect these code recommendations as well as market practice.

Composition of the Nominating Committee (Sweden/Norway/Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

•	A member of the executive management would be a member of the committee;
•	More than one board member who is dependent on a major shareholder would be on the committee; or
•	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

B-17

Election of Censors (France)

For widely held companies, Social Advisory Services will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Social Advisory Services will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

Please see the International Classification of Directors on the following page.

Cumulative Voting — Middle East and Africa (MEA)

For MEA markets, in cases where:

•	Directors are proposed for (re)election through a cumulative voting system, or
•	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

Social Advisory Services will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:

•	Candidates who can be classified as independent according to SRI policy, or, failing that,
•	Candidates explicitly classified as independent per the company’s director classification.

•	Candidates whose professional background may have the following benefits:

•	Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors.
•	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.

•	Incumbent board members and candidates explicitly supported by the company’s management.

B-18

Classification of Directors — International Policy 2015

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company(6).

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material(5) connection with the dissident, either currently or historically;
•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative(1) provides) professional services(2) to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test(3));
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative¹ of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period);
•	Years of service(4) is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.(7)

Independent NED

•	No material(5) connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes

(1) “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(2) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

B-19

(3) A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

(4) For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

(5) For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

(6) For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

(7) For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

Social Advisory Services Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Social Advisory Services will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed; and
•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Social Advisory Services will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Board and Management

Social Advisory Services Recommendation: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

B-20

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote against proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Social Advisory Services Recommendation:

•	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.
•	Vote against proposals to indemnify auditors.

Board Structure

Social Advisory Services Recommendation:

•	Vote for proposals to fix board size.
•	Vote against the introduction of classified boards and mandatory retirement ages for directors.
•	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

B-21

3.	CAPITAL STRUCTURE

Share Issuance Requests

General Issuances:

Social Advisory Services Recommendation: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without preemptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). For French companies, vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted. For Hong Kong companies, generally vote for the general issuance mandate for companies that:

•	Limit the aggregate issuance request — that is, for the general issuance mandate and the share reissuance mandate combined — to 10 percent or less of the relevant class of issued share capital;
•	Limit the discount to 10 percent of the market price of shares; and
•	Have no history of renewing the General Issuance Mandate several times within a period of one year.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Evaluate other share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

B-22

Increases in Authorized Capital

Social Advisory Services Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet Social Advisory Services guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Social Advisory Services Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

Social Advisory Services Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Social Advisory Services Recommendation:

•	Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

•	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

•	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

•	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Social Advisory Services Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.

B-23

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Social Advisory Services Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Social Advisory Services Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

Social Advisory Services Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital;
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Social Advisory Services may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”);, and
•	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Social Advisory Services will evaluate the proposal based on the company’s historical practice. However, Social Advisory Services expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•	Duration of no more than 18 months.

In addition, Social Advisory Services will recommend against any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

•	The duration of the authorization is limited in time to no more than 18 months;

B-24

•	The total number of shares covered by the authorization is disclosed;
•	The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);
•	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and
•	The company has a clean track record regarding repurchases.

Reissuance of Shares Repurchased

Social Advisory Services Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Social Advisory Services Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Social Advisory Services Recommendation: For Canadian companies, vote case-by-case on private placement issuances taking into account:

•	Whether other resolutions are bundled with the issuance;
•	Whether the rationale for the private placement issuance is disclosed;
•	Dilution to existing shareholders’ position:

•	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

•	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
•	Market reaction: The market’s response to the proposed private placement since announcement; and
•	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

B-25

4.	COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the Social Advisory Services Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

•	Provide shareholders with clear, comprehensive compensation disclosures;
•	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
•	Avoid arrangements that risk “pay for failure;”
•	Maintain an independent and effective compensation committee;
•	Avoid inappropriate pay to non-executive directors.

European Guidelines

In line with European Commission Recommendation 2004/913/EC, Social Advisory Services believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Social Advisory Services has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Social Advisory Services analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

•	Executive compensation-related proposals; and
•	Non-executive director compensation-related proposals

Executive Compensation-Related Proposals

Social Advisory Services Recommendation: Social Advisory Services will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

•	Provide shareholders with clear and comprehensive compensation disclosures:

•	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
•	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
•	Companies shall adequately disclose all elements of the compensation, including:

•	Any short- or long-term compensation component must include a maximum award limit.
•	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
•	Discretionary payments, if applicable.

•	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

•	The structure of the company’s short-term incentive plan shall be appropriate.

B-26

•	The compensation policy must notably avoid guaranteed or discretionary compensation.

•	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

•	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Social Advisory Services’ general policy for equity-based plans; and
•	For awards granted to executives, Social Advisory Services will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

•	The balance between short- and long-term variable compensation shall be appropriate

•	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

•	Avoid arrangements that risk “pay for failure”:

•	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.

•	There shall be a clear link between the company’s performance and variable awards.
•	There shall not be significant discrepancies between the company’s performance and real executive payouts.
•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
•	Significant pay increases shall be explained by a detailed and compelling disclosure.

•	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
•	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

•	Maintain an independent and effective compensation committee:

•	No executives may serve on the compensation committee.
•	In certain markets the compensation committee shall be composed of a majority of independent members, as per Social Advisory Services policies on director election and board or committee composition.

In addition to the above, Social Advisory Services will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific Social Advisory Services voting policies.

Non-Executive Director Compensation

•	Avoid inappropriate pay to non-executive directors.

Social Advisory Services Recommendation: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
•	Proposed amounts are excessive relative to other companies in the country or industry.
•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
•	Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.
•	Proposals introduce retirement benefits for non-executive directors.

B-27

Vote on a case-by-case basis where:

•	Proposals include both cash and share-based components to non-executive directors.
•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Social Advisory Services Recommendation: Generally vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Social Advisory Services guidelines:

•	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under Social Advisory Services criteria (challenging criteria). In addition, for companies in Hong Kong and Singapore, Social Advisory Services will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company;
•	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
•	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
•	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

•	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
•	In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

•	The (re)election of members of the remuneration committee;

B-28

•	The discharge of directors; or
•	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

Stock Option Plans — Adjustment for Dividend (Nordic Region)

Social Advisory Services Recommendation:

Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

•	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
•	Having significantly higher expected dividends than actual historical dividends;
•	Favorably adjusting the terms of existing options plans without valid reason; and/or
•	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Social Advisory Services will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Social Advisory Services Recommendation:

Social Advisory Services considers the following factors when evaluating share matching plans:

•	For every share matching plan, Social Advisory Services requires a holding period.
•	For plans without performance criteria, the shares must be purchased at market price.
•	“For broad-based share matching plans directed at all employees, Social Advisory Services accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value..
•	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Social Advisory Services’ guidelines.

Canadian Guidelines

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

B-29

Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance:

•	Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
•	Evaluation of peer group benchmarking used to set target pay or award opportunities;
•	Analysis of company performance and executive pay trends over time, taking into account our Pay-for-Performance policy;
•	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

•	Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
•	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

•	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
•	Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices—dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

B-30

Equity Compensation Plans

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan(4) are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Absence of problematic change-in-control (CIC) provisions, including:

•	Single-trigger acceleration of award vesting in connection with a CIC; and
•	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

•	No financial assistance to plan participants for the exercise or settlement of awards;
•	Public disclosure of the full text of the plan document; and
•	Reasonable share dilution from equity plans relative to market best practices.

•	Grant Practices:

•	Reasonable three-year average burn rate relative to market best practices;
•	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
•	The issuance of performance-based equity to the CEO;
•	A clawback provision applicable to equity awards; and
•	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

•	Discretionary or insufficiently limited non-employee director participation;
•	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
•	A history of repricing stock options without shareholder approval (three-year look-back);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

(4) In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

B-31

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Social Advisory Services Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

•	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
•	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
•	Purchase price is at least 80 percent of fair market value with no employer contribution;
•	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
•	The Plan Amendment Provision requires shareholder approval for amendments to:

•	The number of shares reserved for the plan;
•	The allowable purchase price discount;
•	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Social Advisory Services compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Social Advisory Services will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Social Advisory Services Recommendation: Generally vote for Deferred Compensation Plans if:

•	Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

•	Director stock ownership guidelines of a minimum of three times annual cash retainer;
•	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
•	The mix of remuneration between cash and equity;
•	Other forms of equity-based compensation, i.e. stock options, restricted stock.

B-32

International Guidelines

Social Advisory Services Recommendation: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

B-33

5.	OTHER ITEMS

Reorganizations/Restructurings

Social Advisory Services Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Social Advisory Services Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Social Advisory Services reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Social Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause Social Advisory Services to scrutinize a deal more closely;
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Social Advisory Services will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
•	Stakeholder impact - Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Social Advisory Services Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Social Advisory Services Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Social Advisory Services Recommendation: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:

B-34

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Social Advisory Services may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Antitakeover Mechanisms

Social Advisory Services Recommendation: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Social and Environmental Proposals

Social Advisory Services Recommendation: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. In determining votes on shareholder social and environmental proposals, the following factors are considered:

•	Whether the proposal itself is well framed and reasonable;
•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
•	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and
•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

Generally vote for social and environmental shareholder proposals that seek greater disclosure on topics such as human/labor rights, workplace safety, environmental practices and climate change risk, sustainable business practices etc.

Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

B-35

6.	FOREIGN PRIVATE ISSUERS

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

B-36

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

B-37

FUNDVANTAGE TRUST
PART C
OTHER INFORMATION

Item 28. Exhibits.

(a)(i)	Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.
(a)(ii)	Certificate of Trust. Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Commission on March 7, 2007.
(a)(iii)	Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(b)	By-Laws. Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Commission on March 7, 2007.
(c)	See, Articles 3, 7 and 8 of the Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on May 18, 2012.
(d)(i)	[Reserved]
(d)(ii)	Investment Advisory Agreement with Lateef Investment Management, L.P. (“Lateef”) dated April 23, 2013. Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement as filed with the Commission on June 28, 2013.
(d)(iii)	[Reserved]
(d)(iv)	Form of Investment Advisory Agreement with TOBAM dated April 10, 2017. is filed herewith.
(d)(v)	[Reserved]
(d)(vi)	[Reserved]
(d)(vii)	Investment Advisory Agreement with Private Capital Management, LLC (“Private Capital”) dated October 28, 2013. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(d)(viii)	Investment Advisory Agreement with Estabrook Capital Management LLC (“Estabrook”) dated July 22, 2010. Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement as filed with the Commission on August 30, 2010.
(d)(ix)	(A) Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii (“AMG of BOH”) dated June 25, 2010. Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement as filed with the Commission on July 1, 2010.
(B) Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with AMG of BOH. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(d)(x)	(A) Investment Advisory Agreement with Polen Capital Management, LLC (“Polen”) dated October 19, 2012. Incorporated by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement as filed with the Commission on August 28, 2013.
(B) Amended and Restated Schedule A and B to the Investment Advisory Agreement with Polen. Incorporated by reference to Post-Effective Amendment No. 108 to Registrant’s Registration Statement as filed with the Commission on January 2, 2015.
(C) Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with Polen. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(d)(xi)	(A) Investment Advisory Agreement with DuPont Capital Management Corporation (“DuPont Capital”) dated August 9, 2010. Incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement as filed with the Commission on June 15, 2011.
(B) Amended and Restated Schedules A and B to the Investment Advisory Agreement with DuPont Capital. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.

(d)(xii)	(A) Investment Advisory Agreement with Gotham Asset Management, LLC (“Gotham”) dated November 2, 2010. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on November 3, 2010.
(B) Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with Gotham. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(d)(xiii)	Interim Investment Advisory Agreement with Shelton Capital Management (“Shelton”). Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(d)(xiv)	Investment Advisory Agreement with Cutwater Investor Services Corporation d/b/a Insight Investment (“Insight”) for the Investment Grade Bond Fund (formerly, the Cutwater Investment Grade Bond Fund) dated January 2, 2015. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(d)(xv)	Investment Advisory Agreement with Equity Investment Corporation (“EIC”) dated September 30, 2016. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(d)(xvi)	Form of Investment Advisory Agreement with Arabesque Asset Management Ltd (“Arabesque”) for the Arabesque Systematic USA Fund and the Arabesque Systematic International Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(d)(xvii)	[Reserved]
(d)(xviii)	Investment Advisory Agreement with Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass”) dated September 26, 2013. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(d)(xix)	[Reserved]
(d)(xx)	[Reserved]
(d)(xxi)	Investment Advisory Agreement with BRAM US LLC (“BRAM”) dated December 18, 2013. Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(d)(xxii)	Investment Advisory Agreement with Mount Lucas Management LP (“Mount Lucas”) dated March 19, 2014. Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on May 15, 2014.
(d)(xxiii)	Investment Advisory Agreement with SkyBridge Capital II, LLC (“SkyBridge”) dated April 7, 2014. Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on May 15, 2014.
(e)(i)	Underwriting Agreement with Foreside Funds Distributors LLC (“Foreside”) dated April 1, 2012. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on April 13, 2012.
(e)(ii)	Amendment to Underwriting Agreement with Foreside dated May 21, 2012. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on July 27, 2012.
(e)(iii)	Second Amendment to Underwriting Agreement with Foreside dated June 1, 2012. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on July 27, 2012.
(e)(iv)	Third Amendment to Underwriting Agreement with Foreside dated August 27, 2012. Incorporated by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement as filed with the Commission on August 28, 2013.
(e)(v)	Fourth Amendment to Underwriting Agreement with Foreside dated May 28, 2013. Incorporated by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement as filed with the Commission on August 28, 2013.
(e)(vi)	Fifth Amendment to Underwriting Agreement with Foreside dated September 1, 2013. Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on August 28, 2014.
(e)(vii)	Sixth Amendment to Underwriting Agreement with Foreside dated September 27, 2013. Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on August 28, 2014.

(e)(viii)

Seventh Amendment to Underwriting Agreement with Foreside dated March 19, 2014. Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on August 28, 2014.

(e)(ix)	Eighth Amendment to Underwriting Agreement with Foreside dated March 20, 2014. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(e)(x)	Ninth Amendment to Underwriting Agreement with Foreside dated June 11, 2014. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(e)(xi)	Tenth Amendment to Underwriting Agreement with Foreside dated September 23, 2014. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(e)(xii)	Eleventh Amendment to Underwriting Agreement with Foreside dated December 31, 2014. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(e)(xiii)	Twelfth Amendment to Underwriting Agreement with Foreside dated March 31, 2015. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(e)(xiv)	Thirteenth Amendment to Underwriting Agreement with Foreside dated June 30, 2015. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(e)(xv)	Fourteenth Amendment to Underwriting Agreement with Foreside dated September 30, 2015. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(e)(xvi)	Fifteenth Amendment to Underwriting Agreement with Foreside dated April 1, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(e)(xvii)	Sixteenth Amendment to Underwriting Agreement with Foreside dated September 1, 2016. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(e)(xviii)	Seventeenth Amendment to Underwriting Agreement with Foreside dated September 30, 2016. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(e)(xix)	Eighteenth Amendment to Underwriting Agreement with Foreside dated December 9, 2016. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(f)	Not applicable.
(g)(i)	(A) Custody Agreement with The Bank of New York Mellon dated March 14, 2011. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(B) Amended and Restated Schedule II to the Custody Agreement with The Bank of New York Mellon dated as of December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(g)(ii)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated March 14, 2011. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(h)(i)	(A) Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
(B) Amended and Restated Exhibit A to the Transfer Agency Services Agreement dated as of December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.

(C) Red Flags Services Amendment to Transfer Agency Services Agreement dated May 1, 2009. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(h)(ii)	(A) Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
(B) Amended and Restated Exhibit A to the Administration and Accounting Services Agreement dated as of dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(C) Fair Value Services Amendment to the Administration and Accounting Services Agreement dated August 12, 2010. Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement as filed with the Commission on August 30, 2010.
(D) Amendment to the Administration and Accounting Services Agreement dated December 2, 2010.
Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(h)(iii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute 500 Core Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(iv)	Amended and Restated Expense Limitation Agreement with Lateef dated August 30, 2010, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(v)	Amended and Restated Expense Limitation/Reimbursement Agreement with Private Capital dated May 27, 2010, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(vi)	Amended and Restated Expense Limitation/Reimbursement Agreement with Estabrook dated July 22, 2010, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(vii)	Amended and Restated Fee Waiver Agreement with AMG of BOH dated June 25, 2010, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(viii)	Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Fund dated August 11, 2010, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(ix)	Form of Expense Limitation/Reimbursement Agreement with TOBAM for the TOBAM Emerging Markets Fund is filed herewith.
(h)(x)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for the Polen Growth Fund dated June 20, 2010, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(xi)	Expense Limitation/Reimbursement Agreement with EIC dated April 21, 2011, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(xii)	Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Debt Fund dated September 23, 2013, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(xiii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Institutional Value Fund. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(h)(xiv)	Expense Limitation/Reimbursement Agreement with Polen for the Polen Global Growth Fund. Incorporated by reference to Post-Effective Amendment No. 108 to Registrant’s Registration Statement as filed with the Commission on January 2, 2015.

(h)(xv)	Form of Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute Return Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(h)(xvi)	Form of Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced Return Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(h)(xvii)	Form of Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(h)(xviii)	Expense Limitation/Reimbursement Agreement regarding Dividend and Interest Expense on
Securities Sold Short with Shelton for the Shelton Tactical Credit Fund (formerly, WHV/Acuity Tactical Credit Long/Short Fund). Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(xix)	Expense Limitation/Reimbursement Agreement with EquityCompass for the Quality Dividend Fund dated September 26, 2013, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the
Commission on October 14, 2016.
(h)(xx)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Hedged Plus Fund. Incorporated by reference to Post-Effective Amendment No. 129 to Registrant’s Registration Statement as filed with the Commission on March 30, 2016.
(h)(xxi)	Expense Limitation/Reimbursement Agreement with BRAM for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund) dated December 18, 2013, as amended and restated August 31, 2016. Incorporated by reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on September 28, 2016.
(h)(xxii)	Expense Limitation/Reimbursement Agreement with Mount Lucas for the Mount Lucas U.S. Focused Equity Fund dated March 19, 2014, as amended and restated August 31, 2015. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(h)(xxiii)	Expense Limitation/Reimbursement Agreement with SkyBridge for the SkyBridge Dividend Value Fund dated April 7, 2014, as amended and restated August 31, 2015. Incorporated by reference to Post-Effective Amendment No. 121 to Registrant’s Registration Statement as filed with the Commission on August 28, 2015.
(h)(xxiv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced 500 Core Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(xxv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute 500 Fund. Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on August 28, 2014.
(h)(xxvi)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Hedged Core Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(xxvii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced 500 Fund. Incorporated by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement as filed with the Commission on January 15, 2015.
(h)(xxviii)	Form of Amended and Restated Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Total Return Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(h)(xxix)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Index Plus Fund. Incorporated by reference to Post-Effective Amendment No. 113 to Registrant’s Registration Statement as filed with the Commission on April 1, 2015.

(h)(xxx)	Expense Limitation/Reimbursement Agreement with Shelton for the Shelton International Select Equity Fund (formerly, WHV International Equity Fund) and Shelton Tactical Credit Fund (formerly, WHV/Acuity Tactical Credit Long/Short Fund). Incorporated by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement as filed with the Commission on August 29, 2016.
(h)(xxxi)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Index Core Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(xxxii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral 500 Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(xxxiii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Defensive Long Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(xxxiv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Defensive Long 500
Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(h)(xxxvii)	Form of Expense Limitation/Reimbursement Agreement with Arabesque for Arabesque Systematic USA Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(h)(xxxviii)	Form of Expense Limitation/Reimbursement Agreement with Arabesque for Arabesque Systematic International Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(h)(xxxix)	Form of Expense Limitation/Reimbursement Agreement with Polen for Polen International Growth
Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(i)	None.
(j)	None.
(k)	Not applicable.
(l)	Initial Capital Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
(m)(i)	Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 Plan”) for Insight Funds. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement as filed with the Commission on June 24, 2010.
(m)(ii)	12b-1 Plan for the Lateef Fund. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on August 6, 2007.
(m)(iii)	Form of selling and/or services agreement related to Rule 12b-1 Plans. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(m)(iv)	12b-1 Plan for the Shelton International Select Equity Fund (formerly, WHV International Equity Fund) and Shelton Tactical Credit Fund (formerly, WHV/Acuity Tactical Credit Long/Short Fund). Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(m)(v)	12b-1 Plan for the Private Capital Management Value Fund. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(m)(vi)	Form of 12b-1 Plan for the Estabrook Value Fund and Estabrook Investment Grade Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement as filed with the Commission on February 16, 2010.
(m)(vii)	12b-1 Plan for the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund. Incorporated by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement was filed with the Commission on October 14, 2016.
(m)(viii)	12b-1 Plan for TOBAM Emerging Markets Fund. Incorporated by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement as filed with the Commission on July 1, 2016.
(m)(ix)	[Reserved]

(m)(x)	12b-1 Plan for EIC Value Fund. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on April 21, 2011.
(m)(xi)	12b-1 Plan for Quality Dividend Fund. Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement as filed with the Commission on June 27, 2013.
(m)(xii)	[Reserved]
(m)(xiii)	12b-1 Plan for SkyBridge Dividend Value Fund. Incorporated by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement as filed with the Commission on January 14, 2014.
(m)(xiv)	12b-1 Plan for Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund). Incorporated by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement as filed with the Commission on January 14, 2014.
(m)(xv)	Form of 12b-1 Plan for Arabesque Systematic USA Fund and Arabesque Systematic International Fund. Incorporated by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed with the Commission on January 30, 2017.
(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement as filed with the Commission on July 1, 2016.
(o)	[RESERVED]
(p)(i)	Code of Ethics of the Registrant. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(p)(ii)	Code of Ethics of Insight. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(p)(iii)	[Reserved]
(p)(iv)	Code of Ethics of Lateef. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(p)(v)	Code of Ethics of TOBAM. Incorporated by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement as filed with the Commission on July 1, 2016.
(p)(vi)	Code of Ethics of WHV. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(p)(vii)	Code of Ethics of Shelton to be filed by amendment.
(p)(viii)	[Reserved]
(p)(ix)	Code of Ethics of Private Capital. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(p)(x)	Code of Ethics of Estabrook. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on July 27, 2012.
(p)(xi)	Code of Ethics of AMG of BOH. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement as filed with the Commission on March 12, 2010.
(p)(xii)	[Reserved]
(p)(xiii)	Code of Ethics of Polen. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement as filed with the Commission on April 8, 2010.
(p)(xiv)	Code of Ethics of DuPont. Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(p)(xv)	Code of Ethics of Gotham. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on July 27, 2012.
(p)(xvi)	[Reserved]
(p)(xvii)	Code of Ethics of EIC. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on April 21, 2011.
(p)(xix)	Code of Ethics of EquityCompass. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(p)(xx)	[Reserved]
(p)(xxii)	Code of Ethics of BRAM. Incorporated by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement as filed with the Commission on January 15, 2016.
(p)(xxiii)	Code of Ethics of Mount Lucas. Incorporated by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement as filed with the Commission on January 14, 2014.
(p)(xxiv)	Code of Ethics of SkyBridge. Incorporated by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement as filed with the Commission on January 14, 2014.

(p)(xxv)	[Reserved]
(p)(xxvi)	Code of Ethics of Acuity. Incorporated by reference to Post-Effective Amendment No. 107 to Registrant’s Registration Statement as filed with the Commission on October 16, 2014.
(p)(xxvii)	Code of Ethics for Arabesque to be filed by amendment.
(q)(i)	Powers of Attorney for Robert J. Christian, Iqbal Mansur, Nancy B. Wolcott and Stephen M. Wynne. Incorporated by reference to Registrant’s Registration Statement on Form N-14 as filed with the SEC on December 13, 2013.
(q)(ii)	Power of Attorney for Nicholas M. Marsini, Jr. Incorporated by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement as filed with the Commission on July 1, 2016.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the

Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 28(a)(i) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)

Each Investment Advisory Agreement with Insight, Lateef, Private Capital, Estabrook, AMG of BOH, Polen, DuPont Capital, Gotham, EIC, EquityCompass, BRAM, Mount Lucas, SkyBridge, TOBAM, Arabesque and Shelton provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference as Exhibits 28(d)(ii), 28(d)(iv), 28(d)(vii)-(xii), 28(d)(xiv), 28(d)(xv), 28(d)(xviii), 28(d)(xxi)-(xxiii)).

The Underwriting Agreement with Foreside Funds Distributors LLC (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibits 28(e)(i)-(e)(xix).)

Item 31. Business and Other Connections of Investment Advisers.

Cutwater Investor Services Corp. (“Cutwater” or the “Adviser”) is an SEC-registered investment adviser located at 200 Park Avenue, New York, New York 10166. Formerly a wholly-owned subsidiary of MBIA Asset Management, parent company Cutwater Holdings, LLC began operations in January 1991. In February 2010, Cutwater Holdings, LLC was restructured into Cutwater Asset Management, an independent operating subsidiary of MBIA Inc., a New York Stock Exchange-listed company. Cutwater Asset Management is comprised of Cutwater Investor Services Corp. and Cutwater Asset Management Corp., an SEC registered investment adviser (and a FINRA member), which provides investment management services to selected clients.

BNY Mellon acquired Cutwater Asset Management from MBIA Inc. on January 2, 2015. Cutwater Asset Management is now operated by Insight Investment, one of the UK’s largest active investment managers. BNY Mellon is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934. The directors and officers of Cutwater are provided on Cutwater’s most recently filed Schedule A of Form ADV (IARD No. 107200), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Cutwater who were engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

Name	Position with Cutwater	Other Substantial Business Activities
Clifford D. Corso	Director and Chief Executive Officer	CEO — Insight North America; Executive Vice President, and Chief Investment Officer — Cutwater Asset Management
Charles Farquharson	Director	Chief Risk Officer — Insight Investment
Mitchell Evan Harris	Chairman	CEO, Investment Management — BNY Mellon, President Investment Management
— BNY Mellon
Abdallah Habib Nauphal	Director	CEO— Insight Investment; CEO and CIO, Investment — Insight Investment
Gregory Allan Brisk	Director	Head of Investment Management Governance — BNY Mellon; Chief Compliance and Risk Officer, Investment Management Group— BNY Mellon
Robin Jayne Shulman	Chief Compliance Officer	Chief Compliance Officer — Insight North America; Chief Compliance Officer - Horizon Kinetics LLC, Kinetics Funds Distributor LLC, and KBD Securities, LLC

Lateef is a registered investment adviser located at 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904. The general partner, limited partners, officers and directors of Lateef are provided on Lateef’s most recently filed Schedule A of Form ADV (IARD No. 107049), which is incorporated herein by reference. The partners, directors and officers of Lateef are not engaged in any other business, profession, vocation or employment of a substantial nature.

Private Capital is a registered investment adviser located at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108. The officers of Private Capital are provided on Private Capital’s most recently filed Schedule A of Form ADV (IARD No. 104672), which is incorporated herein by reference. Set forth below are the names and businesses of certain officers of Private Capital who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Private Capital	Other Substantial Business Activities
Charles D. Atkins	President, Chief Compliance Officer and General Counsel	General Counsel of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512
David G. Joyce	Chief Financial Officer and Chief Administrative Officer	Chief Financial Officer of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512

Estabrook is a registered investment adviser located at 900 Third Avenue, 10th Floor, New York, New York 10022. The members, directors and officers of Estabrook are provided on Estabrook’s most recently filed Schedule A of Form ADV (IARD No. 128856), which is incorporated herein by reference. The members, directors and officers of Estabrook are not engaged in any other business, profession, vocation or employment of a substantial nature.

AMG of BOH is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813. The members and officers of AMG of BOH are provided on AMG of BOH’s most recently filed Schedule A of Form ADV (IARD No. 112324), which is incorporated herein by reference. The members, directors and officers of AMG are not engaged in any other business, profession, vocation or employment of a substantial nature.

Polen is a registered investment adviser located at 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431. The directors and officers of Polen are provided on Polen’s most recently filed Schedule A of Form ADV (IARD No. 106093), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Polen who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Polen	Other Substantial Business Activities
Stanley C. Moss	Chief Executive Officer	Chairman and Director, Polen Capital Investment Funds plc.

DuPont Capital is a registered investment adviser located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. The directors and officers of DuPont Capital are provided on DuPont Capital’s most recently filed Schedule A of Form ADV (IARD No. 107145), which is incorporated herein by reference. Certain directors and officers of DuPont Capital have roles and responsibilities respecting DuPont

Capital’s parent company, E.I. du Pont de Nemours and Company or its affiliates and/or DuPont Capital’s wholly owned broker dealer subsidiary, DuPont Capital Management Marketing Corporation. The directors and officers of DuPont Capital are not engaged in any other business, profession, vocation or employment of a substantial nature.

Gotham is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. The members, directors and officers of Gotham are provided on Gotham’s most recently filed Schedule A of Form ADV (IARD No. 149335), which is incorporated herein by reference.

Name	Position with Gotham	Other Substantial Business Activities
Joel Greenblatt	Managing Principal and Co-Chief Investment Officer	Director, Pzena Investment Management, Inc. 120 West 45th Street 20th Floor New York, NY 10036 Board Member, Investment Board for the University of Pennsylvania University of Pennsylvania - The Office of Investments 3535 Market Street, Suite 200 Philadelphia, PA 19104-3309

EIC is a registered investment adviser located at 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305. The members and officers of EIC are provided on EIC’s most recently filed Schedule A of Form ADV (IARD No. 283930), which is incorporated herein by reference. The members, directors and officers of EIC are not engaged in any other business, profession, vocation or employment of a substantial nature.

EquityCompass is a registered investment adviser located at 1 South Street, 16th Floor, Baltimore, MD 21202. The members, directors and officers of EquityCompass are provided on EquityCompass’ most recently filed Schedule A of Form ADV (IARD No. 145420), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of EquityCompass who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with EquityCompass	Other Substantial Business Activities
Elizabeth A. Watkins	Chief Compliance Officer	Chief Compliance Officer, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC, Ziegler Capital Management, LLC, Sagewood Asset Management LLC
Margaret M. Baer	Secretary	Chief Administrative and Operating Officer, Ziegler Capital Management, LLC

BRAM US LLC is a registered investment adviser located on 450 Park Avenue, 32nd Floor, New York, NY 10022. The partners, directors and officers of BRAM are provided on BRAM’s most recently filed Schedule A of Form ADV (IARD No. 159558), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of BRAM who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with BRAM US LLC	Other Substantial Business Activities
VINCIUS JOSE DE ALMEIDA ALBERNAZ	President	CEO, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
RICARDO PEREIRA DE ALMEIDA	Secretary	Superintendent, CIO, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
LUIS GUEDES FERREIRA COSTA	Assistant Secretary	Senior Portfolio Manager, Head of Equities, Bradesco Asset Management DTVM, 1450
Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
ALEXANDRE DA CUNHA MATHIAS	Assistant Secretary	Head of Products, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
LUIZ OSÓRIO LEÃO FILHO	Vice President	Head of International Business Development, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
ISABELA BEHAR	Chief Compliance Officer	CCO, Bradesco Securities, Inc., 450 Park Avenue, 32nd Floor, New York, NY 10022

Mount Lucas is a registered investment adviser located at 405 South State Street, Newtown, PA 18940. The members, directors and officers of Mount Lucas are provided on Mount Lucas’ most recently filed Schedule A of Form ADV (IARD No. 108255), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Mount Lucas who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Mount Lucas	Other Substantial Business Activities
Roger E. Alcaly	Chairman	None
Charles S. Crow	Chief Compliance Officer	Director (independent), 1st Constitution Bancorp 2650 Route 130 & DeyRoad Cranbury, NJ 08512; Principal, Crow & Cushing, 100 Canal Pointe Boulevard Suite 214 Princeton, NJ 08540

SkyBridge is a registered investment adviser located at 527 Madison Avenue, 16th Floor, New York, NY 10022. The members, directors and officers of SkyBridge, which are required to be provided on SkyBridge’s most recently filed Schedule A of Form ADV (IARD No. 148152) are set forth therein, which is incorporated herein by reference. The members, directors and officers of SkyBridge are not engaged in any other business, profession, vocation or employment of a substantial nature.

TOBAM is a registered investment adviser, located at 49-53, Avenue des Champs-Elysées, 75008 Paris, France. The members, directors and officers of TOBAM are provided on TOBAM’s most recently filed Schedule A of Form ADV (IARD No. 157107), which is incorporated herein by reference. Set forth below are the names and other substantial business activity of each director, officer or partner of TOBAM who is or has been engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature.

Name	Position with TOBAM	Other Substantial Business Activities
Yves Choueifaty	CEO	President of Wenow, a French start-up that designs and develops connected objects to reduce the impact of vehicles on the climate (see www.wenow.com).

Shelton is a registered investment adviser located at 1050 17th Street, Suite 1710, Denver, CO 80265. Shelton has been engaged during the past two fiscal years as the investment adviser to the Shelton Greater China Fund, a series of SCM Trust, an open-end management investment company, and to the Shelton Funds (and its predecessors), a diversified, open-end management investment company, which comprises the following series: California Tax-Free Income Fund, US Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Core Value Fund, European Growth & Income Fund, Nasdaq-100 Index Fund, Shelton Green Alpha Fund and Short-Term U.S. Government Bond Fund. The partners, directors and/or officers of Shelton which are required to be provided on Shelton’s most recently filed Schedule A of Form ADV (IARD No. 104720) are set forth therein, which is incorporated herein by reference.

Set forth below are the names and other substantial business activity of each director, officer or partner of Shelton who is or has been engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Shelton	Other Substantial Business Activities
Stephen C. Rogers	President and Portfolio Manager	Chairman of Shelton Funds and SCM Trust
Teresa Axelson	Chief Compliance Officer	Secretary of Shelton Funds and SCM Trust

Arabesque is a registered investment adviser located at 68 Brook St, London W1K 5DZ, UK. The members, directors and officers of Arabesque are provided on Arabesque’s most recently filed Schedule A of Form ADV (IARD No. 282729), which is incorporated herein by reference. Set forth below are the names and other substantial business activity of each director, officer or partner of Arabesque who is or has been engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee, in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Arabesque	Other Substantial Business Activities
Omar Selim	Chief Executive Officer	Partner, Arabesque Partners

Item 32. Foreside Funds Distributors LLC

Item 32(a) Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. E.I.I. Realty Securities Trust

2. FundVantage Trust

3. GuideStone Funds

4. Kalmar Pooled Investment Trust

5. Matthews International Funds (d/b/a Matthews Asia Funds)

6. Metropolitan West Funds

7. The Motley Fool Funds Trust

8. New Alternatives Fund

9. Old Westbury Funds, Inc.

10. The Torray Fund

11. Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

Item 32(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c) Not applicable.

Item 33. Locations of Accounts and Records.

All accounts and records are maintained by the Registrant, or on its behalf by the following entities:

(1) Insight, 200 Park Avenue, New York, NY 10166 (for certain records of the Insight Funds);

(2) Lateef, 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904 (for certain records of the Lateef Fund);

(3) Boston Advisors LLC, One Liberty Square, 10th Floor, Boston, Massachusetts 02109 (for certain records of the Boston Advisors Broad Allocation Strategy Fund) (series liquidated on December 18, 2014);

(4) Piedmont Investment Advisors, LLC, 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701 (for certain records of the Corverus Strategic Equity Fund) (series liquidated on July 20, 2012);

(5) WHV, 301 Battery Street, Suite 400, San Francisco, California 94111 (for certain records of the Shelton International Select Equity Fund (formerly, WHV International Equity Fund), Shelton Tactical Credit Fund (formerly, WHV/Acuity Tactical Credit Long/Short Fund), WHV Emerging Markets Equity Fund (series liquidated on December 20, 2013), WHV/Seizert Small Cap Equity Fund (series liquidated on April 29, 2016, WHV/EAM International Small Cap Equity Fund (series liquidated on March 31, 2016) and WHV/EAM Emerging Markets Small Cap Equity Fund (series liquidated on March 31, 2016));

(6) [Reserved];

(7) Seizert, 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009 (for certain records of the WHV/Seizert Small Cap Equity Fund) (series liquidated on April 29, 2016);

(8) [Reserved]

(9) [Reserved]

(10) Private Capital, 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108 (for certain records of the Private Capital Management Value Fund);

(11) Estabrook, 900 Third Avenue, 10th Floor, New York, New York 10022 (for certain records of the Estabrook Funds);

(12) AMG of BOH, 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813 (for certain records of the Pacific Capital Funds and of the U.S. Government Money Market Fund);

(13) Polen, 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431 (for certain records of the Polen Growth Fund and Polen Global Growth Fund);

(14) DuPont Capital, Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803 (for certain records of the DuPont Capital Funds);

(15) Gotham, 535 Madison Avenue, 30th Floor, New York, New York (for certain records of the Formula Funds (series liquidated and/or merged with Gotham Funds) and Gotham Funds);

(16) Montibus Capital Management LLC, 805 SW Broadway, Suite 2400, Portland, Oregon 97205 (for certain records of the Montibus Small Cap Growth Fund) (series liquidated on August 24, 2015);

(17) Compak Asset Management, 8105 Irvine Center Drive, Suite 1100, Irvine, California 92618 (for certain records of the Compak Dynamic Asset Allocation Fund) (series liquidated on September 13, 2013);

(18) EIC, 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305 (for certain records of the EIC Value Fund);

(19) SNW Asset Management, LLC, 2001 Sixth Ave. Suite 2310, Seattle, Washington 98121(for certain records of the SNW Oregon Short-Term Tax-Exempt Bond Fund (series liquidated on June 29, 2012));

(20) Heitman, 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606 (for certain records of the Heitman REIT Fund) (series liquidated on April 25, 2014);

(21) EquityCompass, 1 South Street, 16th Floor, Baltimore, MD 21202 (for certain records of the Quality Dividend Fund);

(22) BNY Mellon Investment Servicing (US) Inc., Registrant’s administrator, transfer agent, dividend-paying agent and accounting services agent, 301 Bellevue Parkway, Wilmington, Delaware 19809;

(23) Sirios Capital Management, L.P., One International Place, Boston, Massachusetts 02110 (for certain records of the Sirios Focus Fund (series liquidated on October 30, 2015);

(24) BRAM, 450 Park Avenue, 32nd Floor, New York, NY 10022 (for certain records of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund);

(25) Mount Lucas, 1450, 405 South State Street, Newtown, PA 18940 (for certain records of the Mount Lucas U.S. Focused Equity Fund);

(26) SkyBridge, 527 Madison Avenue, 16th Floor, New York, NY 10022 (for certain records of the SkyBridge Dividend Value Fund);

(27) EAM Global, 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007 (for certain records of the WHV/EAM International Small Cap Equity Fund, and the WHV/EAM Emerging Markets Small Cap Equity Fund (both series liquidated on March 31, 2016));

(28) Acuity, 60 Arch Street, 2nd Floor, Greenwich, CT 06830 (for certain records of the WHV/Acuity Tactical Credit Long/Short Fund);

(29) TOBAM, 49-53, Avenue des Champs-Elysées, 75008 Paris, France (for certain records of the TOBAM Emerging Markets Fund);

(30) Shelton, 1050 17th Street, Suite 1710, Denver, CO 80265 (for certain records of the Shelton International Select Equity Fund (formerly, WHV International Equity Fund) and Shelton Tactical Credit Fund (formerly, WHV/Acuity Tactical Credit Long/Short Fund)); and

(31) Arabesque, 68 Brook St, London W1K 5DZ, UK (for certain records of the Arabesque Systematic USA Fund and the Arabesque Systematic Fund)

Item 34. Management Services.

There are no management-related service contracts not discussed in Parts A or B.

Item 35. Undertakings.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 155 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, State of Delaware on the 10th day of April, 2017.

FUNDVANTAGE TRUST
By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 155 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	April 10, 2017
Robert J. Christian
/s/ Iqbal Mansur*	Trustee	April 10, 2017
Iqbal Mansur
/s/ Nicholas M. Marsini, Jr.*	Trustee	April 10, 2017
Nicholas M. Marsini, Jr.
/s/ Nancy B. Wolcott*	Trustee	April 10, 2017
Nancy B. Wolcott
/s/ Stephen M. Wynne*	Trustee	April 10, 2017
Stephen M. Wynne
/s/ T. Richard Keyes	Treasurer and CFO	April 10, 2017
T. Richard Keyes
/s/ Joel L. Weiss	President and CEO	April 10, 2017
Joel L. Weiss

* By:	/s/ Joel L. Weiss
Joel L. Weiss
Attorney-in-Fact

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
Item 28.	Exhibits.
(d)(iv)	Investment Advisory Agreement with TOBAM
(h)(ix)	Expense Limitation/Reimbursement Agreement with TOBAM for the TOBAM Emerging Markets Fund